SCUDDER   (logo)







                         Scudder Variable Life
                            Investment Fund



                             Annual Report
                           December 31, 1998








    An open-end management investment company that offers shares of beneficial interest
               in seven types of diversified portfolios.

                                  (blank page)

                      SCUDDER VARIABLE LIFE INVESTMENT FUND


                                    Contents

Letter from the Fund's President ...........................................  2

Money Market Portfolio Management Discussion ...............................  3

Bond Portfolio Management Discussion .......................................  4

Bond Portfolio Summary .....................................................  5

Balanced Portfolio Management Discussion ...................................  6

Balanced Portfolio Summary .................................................  7

Growth and Income Portfolio Management Discussion ..........................  8

Growth and Income Performance Update .......................................  9

Growth and Income Portfolio Summary ........................................ 10

Capital Growth Portfolio Management Discussion ............................. 11

Capital Growth Performance Update .......................................... 12

Capital Growth Portfolio Summary ........................................... 13

Global Discovery Portfolio Management Discussion ........................... 14

Global Discovery Performance Update ........................................ 15

Global Discovery Portfolio Summary ......................................... 16

International Portfolio Management Discussion .............................. 17

International  Performance Update .......................................... 18

International Portfolio Summary ............................................ 19

Investment Portfolios, Financial Statements, and Financial Highlights

      Money Market Portfolio ............................................... 20

      Bond Portfolio ....................................................... 25

      Balanced Portfolio ................................................... 32

      Growth and Income Portfolio .......................................... 42

      Capital Growth Portfolio ............................................. 51

      Global Discovery Portfolio ........................................... 60

      International Portfolio .............................................. 69

Notes to Financial Statements .............................................. 78

Report of Independent Accountants .......................................... 83

Tax Information ............................................................ 84

Shareholder Meeting Results ................................................ 85

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        LETTER FROM THE FUND'S PRESIDENT


Dear Shareholders,

      Despite a market correction in the third quarter, the stock and bond markets closed 1998 with another year of generally positive returns. Investors should take some comfort from the good performance reported by the Portfolios in this environment. In fact, five of the seven portfolios outperformed the median fund in their respective category for the 12-month period according to Lipper Analytical Services. We are pleased with this strong performance, which continues to build on each Portfolio's solid long-term track record and Scudder's history of below-average expenses.

      With nearly a decade of above-average returns for the domestic equity markets behind us, deciding where to invest has only become more complicated. Will the same investments that have performed so well be the same ones to carry us through to the new century? We think common sense tells us that a repeat should not be expected. However, we believe there are opportunities for investors to diversify into areas that have not experienced dramatic price increases, such as small-cap or international stocks, or areas that offer the potential for more stability than the increasingly volatile equity markets, such as fixed income securities.

      Scudder Variable Life Investment Fund offers seven portfolios that provide the flexibility to reallocate assets based on recent market conditions and individual investment goals. You have the ability to invest or revise allocations to each Portfolio based on your particular situation. Reallocating your holdings is easy and can help keep your investment on track in these changing times.

      Thank you for your continued investment in Scudder Variable Life Investment Fund. On the following pages you will find summaries of each Portfolio's performance and investment strategy over the year. We hope you find it informative reading.

                                  Sincerely,

                                  /s/William M. Thomas

                                  William M. Thomas
                                  President,
                                  Scudder Variable Life Investment Fund

                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The Money Market Portfolio provided shareholders with a stable $1.00 share price and a competitive yield during the most recent 12-month period ended December 31, 1998. The Portfolio's 30-day net annualized yield was 4.92% as of December 31. For the 12 months ended December 31, 1998, the Portfolio provided a 5.29% total return. This performance surpassed the 5.10% average return for funds in the Variable Life Money Market Category for the same period, according to Lipper Analytical Services, Inc.

      During the summer and fall of 1998, many investors sought safe havens in the form of U.S. Treasury bonds and money market investments as a series of dramatic financial crises rocked the global markets. The Federal Reserve lowered short-term interest rates by one quarter of a percentage point three times between September and November -- taking the unexpected step of adjusting interest rates between Federal Open Market Committee meetings -- in an attempt to restore confidence to worldwide financial markets. Though the Fed had reportedly changed to a "neutral" stance on interest rate adjustments by late in 1998, the more than 60 interest rate reductions by central banks around the world during this period seemed to ease fears of rampant deflation and gave encouragement to U. S. equity investors. For the 12-month period ended December 31, we refrained from extending the Portfolio's average maturity significantly because we felt that money market yields at the longer end of our acceptable maturity range did not offer attractive value. The Portfolio's average maturity stood at 28 days as of December 31, 1998, versus 25 days as of June 30, 1998.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

We continue to pursue a
cautious strategy,
lengthening the Portfolio's
average maturity only
when we are adequately
compensated for taking on
additional risk.

      Over the period, the Money Market Portfolio maintained investments in a variety of short-term instruments, including commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. We continued to overweight commercial paper during the period because it offered the most attractive value and some of the highest money market yields available. At the close of the period, commercial paper represented 62% of the Portfolio's assets. Our second largest sector, variable- and floating-rate securities (38% of assets), was attractive because of these securities' longer maturities, their high correlation with short-term interest rates, and their indexing features.

      With the Federal Reserve "on hold" at present, we will pursue a cautious strategy, and will lengthen the Portfolio's average maturity only when we are adequately compensated for taking on additional risk. In addition, the Portfolio will carefully select among the range of maturities it can invest in, choosing short-term securities that we feel represent the best value.

      Sincerely,

      Your Portfolio Management Team

      /s/Frank J. Rachwalski, Jr.    /s/John W. Stuebe

      Frank J. Rachwalski, Jr.       John W. Stuebe
      Lead Portfolio Manager

                                 BOND PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      Rates generally declined and bond prices rose over the year with long-term U.S. Treasury securities providing the best performance, especially in the third quarter. In this environment, the Bond Portfolio provided a total return of 6.57% for the 12 months ended December 31, 1998, which compares to the 8.67% return of the unmanaged Lehman Aggregate Bond Index for the same period.

      The economic environment was generally favorable for bond investors over the year with economic growth healthy, inflation low, and interest rates declining. However, in the third quarter the devaluation of the Russian currency and collapse of the hedge fund Long Term Capital Management shocked the markets, sending investors in search of the highest quality and most liquid investments, specifically U.S. Treasury securities. The benchmark 30-year Treasury bond yield dropped from 5.9% at the beginning of the year to a low of 4.7% in the third quarter, but rebounded to close the period at 5.1%. The rate declines contributed to the strong performance of Treasury securities for the year.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

The Portfolio's
underweighting in
relatively volatile
Treasuries -- the strongest
performing sector -- held
back performance in 1998.

      The Portfolio underperformed the Lehman Aggregate Bond Index primarily because we had overweighted corporate bonds while Treasury securities (which constitute 46% of the index) turned in top performance for the year. We have continued to overweight the corporate sector because it offers higher yields than Treasuries and we believe it is significantly undervalued. As Treasury prices retreated in the fourth quarter, corporates outperformed for the first time in 1998. In the mortgage sector, we remained substantially underweighted over the year.

      Overall, we did not make any large bets on the direction of interest rates, but took an incremental approach to managing duration, or the portfolio's sensitivity to rate changes. During the first six months, duration was increased from 4.9 to 5.5 years based on our expectations for a declining rate environment. By the end of the third quarter, duration had been reduced to about
5.15 years, but closed the year at 5.3 years as a result of adding intermediate-term corporate bonds to the Portfolio.

      While a slow-down is likely in the first half of 1999, we expect to continue to emphasize defensive issues in the corporate sector, while remaining underweighted in Treasuries. In particular, we think the cable, media, and non-durables sectors are attractive, and the portfolio's heavy weightings in these areas should be resistant to downside risk.

       Sincerely,

       Your Portfolio Management Team

       /s/Stephen A. Wohler    /s/Kelly D. Babson

       Stephen A. Wohler       Kelly D. Babson
       Lead Portfolio Manager

                                 BOND PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1998


GROWTH OF A $10,000 INVESTMENT
------------------------------

   Bond Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,657     6.57%     6.57%
     5 Year $ 13,450    34.50%     6.11%
    10 Year $ 22,950   129.50%     8.66%

   LBAB Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,867     8.67%     8.67%
     5 Year $ 14,204    42.04%     7.27%
    10 Year $ 24,232   142.32%     9.25%


A chart in the form of a line graph appears here, illustrating the following data points:


Yearly periods ended December 31

Bond Portfolio
Year       Amount
-----------------
 '88        10000
 '89        11165
 '90        12065
 '91        14189
 '92        15184
 '93        17063
 '94        16247
 '95        19199
 '96        19740
 '97        21535
 '98        22950


LBAB Index
Year       Amount
-----------------
 '88       10000
 '89       11453
 '90       12476
 '91       14472
 '92       15544
 '93       17060
 '94       16562
 '95       19622
 '96       20331
 '97       22298
 '98       24232


The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market valueweighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 year period were higher due to maintenance of the Portfolio's expenses.


ASSET QUALITY
-------------


U.S. Government & Agencies    28%
AAA*                           7%
AA                            10%
A                             22%
BBB                           15%
BB                            13%
B                              5%
                             ----
                             100%
                             ====

Average Quality: A
*Category includes cash equivalents

A chart in the form of a pie chart appears here, illustrating the exact data points in the above table.

                                In comparison to
                            Treasuries, the corporate
                            sector continues to offer
                                 high yields and
                             reasonable valuations.


EFFECTIVE MATURITY
--------------------------------
Less than 1 year             2%
1 - 3 years                 13%
3 - 7 years                 46%
7 - 12 years                16%
12 years or greater         23%
                           ----
                           100%
                           ====

Weighted average effective maturity: 9.2 years


DIVERSIFICATION
----------------------------------------------------

Corporate Bonds                                  62%
U.S. Treasuries                                  23%
Asset-Backed Securities                           6%
U.S. Government Agency Pass-Thrus                 3%
Foreign Bonds - U.S. Dollar Denominated           2%
Government National Mortgage Assoc.               2%
Collateralized Mortgage Obligations               1%
Short Term Investments                            1%
                                                ----
                                                100%
                                                ====

                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The Portfolio produced strong returns as its equity holdings benefited from the rally in large-cap growth stocks and interest rate declines buoyed its bond holdings. In this environment, the Balanced Portfolio provided a total return of 23.19% for the 12 months ended December 31, 1998. At the end of the period, the Portfolio's assets were allocated 60% in equities and 40% in fixed income securities (including cash), essentially unchanged from a year ago.

      While technology stocks and particularly Internet stocks seemed to garner most of the attention towards the end of the year, the consumer discretionary sector was the biggest contributor to performance in the equity portion of the Portfolio. Expectations that Christmas sales would benefit from strong consumer confidence, a robust stock market, and continued economic strength propelled the performance of Home Depot, Costco, Dayton Hudson, Wal-Mart, and Rite Aid. Technology was also a strong sector, and we continued to focus on leading companies (e.g. America Online) that are dominating their market. The finance sector held back performance as our insurance holdings reported earnings at the low end of expectations. Performance was also held back by a number of large pharmaceutical stocks.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

Strong performance of the
Portfolio's large-cap growth
stock holdings was a
significant contributor to
performance.

      In the fixed income portion of the Portfolio, we increased our exposure to changes in interest rates by lengthening the duration over the first half of the year. In the third quarter duration was reduced, but it crept up in the fourth quarter as we added intermediate-term (3-7 year) corporate bonds, a sector that appeared attractively valued. At the end of the year, duration stood at 5.3 years and our average quality was AA -- the second highest rating.

      Last year was marked by unnerving volatility that sorely tested investor resolve to stick with investment processes and individual names. However, by the end of the year, the S&P 500 had rung up another gain of more than 20%, the fourth in a row, rewarding those investors who stuck to their disciplines. Looking ahead, we continue to believe that superior equity returns will come from those companies that deliver the growth expected of them. Given the Fund's diversified approach to investing in quality growth stocks and investment grade bonds, we believe the Portfolio is well suited to weather the slower growth environment we expect in 1999.

      Sincerely,

      Your Portfolio Management Team

      /s/Valerie F. Malter    /s/George Fraise

      Valerie F. Malter       George Fraise
      Lead Portfolio Manager

      /s/Kelly D. Babson      /s/Stephen A. Wohler

      Kelly D. Babson         Stephen A. Wohler

                               BALANCED PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1998


GROWTH OF A $10,000 INVESTMENT
------------------------------

   Balanced Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,319    23.19%    23.19%
     5 Year $ 21,240   112.40%    16.26%
    10 Year $ 36,316   263.16%    13.77%

   S&P 500 Index (60%)
   and LBAB Index (40%)
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,957    19.57%    19.57%
     5 Year $ 22,223   122.23%    17.31%
    10 Year $ 41,675   316.75%    15.33%



A chart in the form of a line graph appears here, illustrating the following data points:


Yearly periods ended December 31

Balanced Portfolio
Year       Amount
-----------------
 '88        10000
 '89        11950
 '90        11720
 '91        14876
 '92        15912
 '93        17098
 '94        16747
 '95        21213
 '96        23735
 '97        29480
 '98        36316


S&P 500 Index
Year       Amount
-----------------
 '88       10000
 '89       13167
 '90       12759
 '91       16640
 '92       17920
 '93       19724
 '94       19984
 '95       27493
 '96       33804
 '97       45087
 '98       57974


LBAB Index
Year       Amount
-----------------
 '88       10000
 '89       11453
 '90       12476
 '91       14472
 '92       15544
 '93       17060
 '94       16562
 '95       19622
 '96       20331
 '97       22298
 '98       24232



The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization- weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange, and traded on the Over-The-Counter market. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 Year period were higher due to maintenance of the Portfolio's expenses.The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 127.61% and 15.61%, respectively.


EQUITY HOLDINGS
-----------------------------------
     Sector breakdown of the
   Portfolio's equity holdings
-----------------------------------
Technology                     23%
Health                         19%
Consumer Staples               14%
Consumer Discretionary         13%
Media                           9%
Manufacturing                   7%
Financial                       6%
Durables                        5%
Service Industries              2%
Communications                  2%
                              ----
                              100%
                              ====


Five Largest Equity Holdings
----------------------------------------------------

  1.Microsoft Corp. Developer and manufacturer of
    software
  2.Intel Corp. Manufacturer and distributor of
    microprocessors
  3.General Electric Co. Leading producer of
    electrical equipment
  4.Pfizer, Inc. Leading international pharmaceutical
    company
  5.Home Depot, Inc. Building supply/home improvement stores


FIXED INCOME HOLDINGS
--------------------------------------------

By Asset Type
--------------------------------------------

  Corporate Bonds                        55%
  U.S. Government & Agencies             22%
  U.S. Gov't Agency Pass-Thrus           11%
  Asset-Backed Securities                 6%
  Foreign - U.S. Dollar Denominated       3%
  Collateralized Mortgage Obligations     2%
  Gov't National Mortgage Assoc.          1%
                                        ----
                                        100%
                                        ====

By Quality
--------------------------------------------

  U.S. Government & Agencies             33%
  AAA*                                   13%
  AA                                     10%
  A                                      26%
  BBB                                    11%
  BB                                      7%
                                        ----
                                        100%
                                        ====
 *Category includes cash equivalents

                           GROWTH AND INCOME PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      With corporate profit growth decelerating over the year, investors preferred a handful of large-cap growth stocks, which provided the best performance in 1998. This environment created a strong headwind for the Portfolio's relative dividend yield strategy, which typically emphasizes value stocks. Class A shares returned 7.18%, which compares to the 28.58% return of the S&P 500 Index for the 12 months ended December 31, 1998.

      Valuations on many companies that fall into our investment universe of stocks with above-average dividend yields were trading at low levels usually associated with a recession. Yet, the U.S. economy remained healthy, and inflation and interest rates reached record lows. In 1998, many investors seemed to have adopted a strategy of "growth at any price." This mentality resulted in unusually high price-to-earnings (p/e) ratios for a number of stocks, especially growth stocks with the largest market-caps. For the year, investors favored companies with the best growth rates, even if that growth was less than the previous year or decelerating.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

Our strategy of investing in
stocks with above-average
yields has resulted in
outperformance during
market declines.

      Many of our top portfolio holdings were significant contributors to performance including Ford, Xerox, American Home Products, Unilever, and Chase Manhattan Bank. Philips Electronics NV and TRW were sold at prices higher than their year-end close due to deteriorating fundamental business prospects. In addition, an overweighting in telecommunications, some new additions in energy, and careful stock selection in the consumer staples area also added to performance.

      Our overweight position in industrial cyclicals was perhaps one of the most significant detractors from performance. Over the year we gradually increased our holdings in industrial cyclicals, which had been trading at recession level valuations for more than a year. We underestimated not only the impact of contracting Asian economies on the supply/demand balance, and consequently the pricing of the underlying commodities (e.g. ethylene, copper, pulp), but more importantly, the negative perception that continued to depress these stocks.

      When, you may ask, will the Portfolio's relative dividend yield strategy return to favor? The timing of this change is difficult to predict, but value stocks have come back into favor after every period of strong performance by growth stocks. While there is no assurance that value stocks will return to favor soon, we are optimistic about the very attractive valuations of stocks we hold in the portfolio, as well as the prospects for our strategy going forward.

      Sincerely,

      Your Portfolio Management Team

      /s/Robert T. Hoffman         /s/Lori J. Ensinger

      Robert T. Hoffman            Lori J. Ensinger
      Lead Portfolio Manager

      /s/Benjamin W. Thorndike     /s/Kathleen T. Millard

      Benjamin W. Thorndike        Kathleen T. Millard

                          GROWTH AND INCOME PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1998


GROWTH OF A $10,000 INVESTMENT
------------------------------

-------
CLASS A
-------

   Growth and Income Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,718     7.18%     7.18%
     Life of
     Fund*  $ 23,611   136.11%    20.20%

   S&P 500 Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,858    28.58%    28.58%
     Life of
     Fund*  $ 30,164   201.64%    26.64%

A chart in the form of a line graph appears here, illustrating the following data points:

Semiannual Periods from May, 1994 to December, 1998

Growth and Income Portfolio
Year       Amount
-----------------
 5/94*      10000
 6/94        9854
 12/94      10235
 6/95       11817
 12/95      13483
 6/96       14645
 12/96      16472
 6/97       19528
 12/97      21491
 6/98       23650
 12/98      23035


S&P 500 Index+
Year       Amount
-----------------
 5/94*      10000
 6/94        9915
 12/94      10397
 6/95       12498
 12/95      14304
 6/96       15747
 12/96      17588
 6/97       21214
 12/97      23458
 6/98       27614
 12/98      30164

  * The Fund commenced operations on May 2, 1994. On May 1, 1997, existing shares were designated as Class A shares.

-------
CLASS B
-------

   Growth and Income Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,695     6.95%     6.95%
     Life of
     Fund** $ 13,143    31.43%    17.80%


   S&P 500 Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,858    28.58%    28.58%
     Life of
     Fund** $ 15,762    57.62%    31.29%

A chart in the form of a line graph appears here, illustrating the following data points:


Quarterly periods from May, 1997 to December, 1998

Growth and Income Portfolio
Year       Amount
-----------------
 5/1/97**   10000
 6/97       10540
 9/97       11498
 12/97      11601
 3/98       13076
 6/98       12745
 9/98       11134
 12/98      12407


S&P 500 Index+
Year       Amount
-----------------
 5/1/97**   10000
 6/97       11085
 9/97       11916
 12/97      12258
 3/98       13968
 6/98       14430
 9/98       12993
 12/98      15762

  ** The Fund commenced selling Class
     B shares on May 1, 1997.


+The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange, and traded on the Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the life of the Fund for Class A were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Growth and Income Class A Portfolio.

                           GROWTH AND INCOME PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1998

DIVERSIFICATION
---------------

      Equity Securities             97%
      Cash Equivalents               3%
                                   ----
                                   100%
                                   ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

    -----------------------------------
         Sector breakdown of the
       Portfolio's equity holdings
    -----------------------------------
    Financial                   20%
    Manufacturing               18%
    Communications              12%
    Energy                      10%
    Durables                     9%
    Health                       8%
    Consumer Staples             7%
    Utilities                    6%
    Construction                 3%
    Other                        7%
                             ------
                               100%
                             ======


                 Performance was helped by an
                       overweighting in
                  telecommunications, careful
                  stock selection in consumer
                 staples, and new additions in
                            energy.


TEN LARGEST EQUITY HOLDINGS  (25% of Portfolio)
---------------------------------------------------------------------

  1.Xerox Corp. Leading manufacturer of copiers and duplicators
  2.Corning Inc. Specialty glass manufacturer
  3.American Home Products Corp. Major diversified pharmaceutical company 4.Bell Atlantic Corp. Provider of telecommunication services
  5.EXEL Ltd. Provider of liability insurance
  6.Bristol-Myers Squibb Co. Diversified pharmaceutical and consumer products company
  7.H.J. Heinz Co. Major manufacturer of processed foods
  8.GTE Corp. Nationwide telecommunications company
  9.Sprint Corp. Diversified local and long distance telecommunication services
 10.CSX Corp. Railroad, integrated transportation systems and shipping container company

                            CAPITAL GROWTH PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      Large-cap equities once again dominated the market in 1998, with the top fifteen stocks in the S&P 500 Index accounting for over 50% of its total return. In a period characterized by economic turmoil abroad and slowing earnings growth here in the United States, investors favored companies that offered the best relative earnings growth. Stocks that failed to meet expectations, on the other hand, were punished severely. For the twelve months ended December 31, the Capital Growth Portfolio - Class A returned 23.23%, which compares to the 28.58% return of the S&P 500 for the same period.

      Although the volatility in the markets proved to be a nerve-racking experience for most investors, it gave us the opportunity to purchase high-growth stocks at prices we believed to be unjustifiably low. In the first half of the year, for example, we were impressed by the earnings growth of Cisco Systems and EMC, but did not establish positions because of their high price-to-earnings multiples. When the global market correction of the early fall caused their valuations to fall to 25 times 1999 earnings, a level that represented a discount to our five-year growth estimates, we bought shares of both stocks and were well positioned for their subsequent rebound.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

Fund management focused
on companies that have the
ability to maintain strong
growth rates even in
periods of economic
weakness.

      In selecting individual stocks, we have been concentrating in non-cyclical sectors that are capable of sustaining earnings growth even in the face of a slowdown overseas. Specifically, we have focused on the technology, pharmaceutical, and consumer discretionary sectors, where we feel that earnings will continue to grow at an above average rate. At the same time, we are underweight in consumer staples, manufacturing, and energy stocks, which are being adversely impacted by the weakness of the global economy.

      With steady growth and low inflation as a backdrop, the outlook for equities remains generally favorable. However, it is reasonable to assume that the recent heightened volatility of the stock market will remain in force over the near term. We hope to use these fluctuations to our advantage, as we have been able to do with our recent purchases in the technology sector.

      Sincerely,

      Your Portfolio Management Team

      /s/William F. Gadsden        /s/Bruce F. Beaty

      William F. Gadsden           Bruce F. Beaty
      Co-Lead Portfolio Manager    Co-Lead Portfolio Manager

                            CAPITAL GROWTH PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1998



GROWTH OF A $10,000 INVESTMENT
------------------------------

-------
CLASS A
-------

   Capital Growth Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,323    23.23%    23.23%
     5 Year $ 23,354   133.54%    18.49%
    10 Year $ 47,618   376.18%    16.89%

   S&P 500 Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,858    28.58%    28.58%
     5 Year $ 29,393   193.93%    24.05%
    10 Year $ 57,974   479.74%    19.20%

A chart in the form of a line graph appears here, illustrating the following data points:

Yearly periods ended December 31

Capital Growth Portfolio
Year       Amount
-----------------
  '88       10000
  '89       12275
  '90       11357
  '91       15580
  '92       16868
  '93       20390
  '94       18418
  '95       23695
  '96       28465
  '97*      38643
  '98       47618

S&P 500 Index+
Year       Amount
-----------------
  '88       10000
  '89       13167
  '90       12759
  '91       16646
  '92       17920
  '93       19724
  '94       19984
  '95       27493
  '96       33804
  '97*      45087
  '98       57974

   * On May 12, 1997, existing shares were designated as Class A shares.


-------
CLASS B
-------

   Capital Growth Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
      1 Year $ 12,294    22.94%    22.94%
      Life of
      Fund** $ 14,506    45.06%    25.49%

   S&P 500 Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,858    28.58%    28.58%
     Life of
     Fund** $ 14,857    48.57%    28.35%

Quarterly periods from May, 1997 to December, 1998

Capital Growth Portfolio
Year       Amount
-----------------
 5/97**     10000
 6/97       10581
 9/97       11739
 12/97      11569
 3/98       13079
 6/98       13391
 9/98       11310
 12/98      14222



S&P 500 Index+
Year       Amount
-----------------
  5/97**     10000
  6/97       10449
  9/97       11232
  12/97      11554
  3/98       13166
  6/98       13601
  9/98       12247
  12/98      14857

   ** The Fund commenced selling Class
      B shares on May 12, 1997. Index
      comparisons began on May 31,
      1997.

+The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange, and traded on the Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the 10 year period for Class A were higher due to maintenance of the Portfolio's expenses.

                            CAPITAL GROWTH PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1998

DIVERSIFICATION
---------------

      Equity Securities             96%
      Cash Equivalents               4%
                                   ----
                                   100%
                                   ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


          -----------------------------------
               Sector breakdown of the
             Portfolio's equity holdings
          -----------------------------------
          Technology                     18%
          Health                         15%
          Financial                      14%
          Consumer Discretionary         14%
          Media                           7%
          Energy                          7%
          Consumer Staples                7%
          Manufacturing                   7%
          Durables                        5%
          Other                           6%
                                      ------
                                        100%
                                      ======


                         Volatility in the stock market
                            provided opportunities to
                              purchase fast-growing
                         technology stocks at favorable
                                   valuations.


TEN LARGEST EQUITY HOLDINGS (27% of Portfolio)
-------------------------------------------------------------------------------

   1.MCI WorldCom, Inc. Provider of local, long distance, international, and
     Internet services
   2.Home Depot, Inc. Building supply/home improvement stores 3.Schering-Plough Corp. Pharmaceutical and consumer products
   4.Sun Microsystems, Inc. Producer of high-performance workstations, servers and networking software
   5.Procter & Gamble Co. Diversified manufacturer of consumer products 6.Pfizer, Inc. Leading international pharmaceutical company
   7.Intel Corp. Semiconductor memory circuits
   8.Dayton-Hudson Corp. Owner and operator of department and specialty stores 9.American International Group, Inc. Major international insurance holding company
  10.Omnicom Group, Inc. Leading advertising company

                           GLOBAL DISCOVERY PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      Our emphasis on European and U.S. small- and mid-sized companies was rewarding as the Portfolio's return exceeded our benchmark by a wide margin. For the 12-month period ended December 31, 1998, Class A shares returned 16.44%, which compares to the 5.93% return of the unmanaged Salomon Brothers World Extended Market Index.

      Geographically, returns were evenly split between European and U.S. holdings, with Europe carrying the first nine months of the year and U.S. technology stocks powering a recovery in the fourth quarter. We again focused on maintaining meaningful positions in our best ideas. Both Network Appliance (dedicated, superfast file servers for networks) and Vitesse (superfast gallium arsenide chips for communications devices) had outstanding performance. We believe both companies are well positioned to benefit from the information and communications revolution, and neither is dependent on winning the battle for consumers.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

While large-cap growth
stocks garnered much of
the attention over the
period, the Portfolio o
utperformed its small-cap
benchmark and rivaled the
returns of the broader,
large-cap indices.

      At the end of the year we eliminated long-time holding Bank of Ireland under our "kick-out" rule. The bank has been a stalwart of the Portfolio, making an important contribution to performance over our five-year holding period. Bank of Ireland is now a large-cap stock and graduates magna cum laude. Our kick out rule has a two-year lag, which is designed to maximize the potential for capital appreciation while preserving the Portfolio's small-cap profile.

      Strategically, we continue to position the Portfolio to benefit from change and growth in Europe while looking to the U.S. for opportunities in technology and health care. One example of the latter is Visx, the leader in LASIK surgery -- a booming industry. We first added Visx to the Portfolio last summer, and now the stock is among our top ten holdings.

      As the investment markets have become increasingly global, we believe that investors will become more interested in the attractive valuations of global small-cap stocks. As we survey the overseas markets in particular, we do not see the unsustainable valuation levels of many larger-cap U.S. stocks. In addition, we believe that there is room for the niche products produced by many small-cap companies alongside their larger competitors.

      Sincerely,

      Your Portfolio Management Team

      /s/Gerald J. Moran           /s/Sewall F. Hodges

      Gerald J. Moran              Sewall F. Hodges
      Co-Lead Portfolio Manager    Co-Lead Portfolio Manager

                           GLOBAL DISCOVERY PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1998


GROWTH OF A $10,000 INVESTMENT
------------------------------

-------
CLASS A
-------

   Global Discovery Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,644    16.44%    16.44%
     Life of
     Fund*  $ 13,806    38.06%    12.85%

   Salomon Brothers World Equity
   EMI Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,593     5.93%     5.93%
     Life of
     Fund*  $ 11,708    17.08%     6.08%

A chart in the form of a line graph appears here, illustrating the following data points:

Semiannual Periods from May, 1996 to December, 1998

Global Discovery Portfolio
Year       Amount
-----------------
 5/96*      10000
 6/96       10200
 12/96      10550
 6/97       11605
 12/97      11857
 6/98       13841
 12/98      13806


Salomon Brothers World Equity EMI Index+
Year       Amount
-----------------
 5/96*      10000
 6/96        9946
 12/96      10197
 6/97       11010
 12/97      11052
 6/98       12202
 12/98      11708

  *  The Fund  commenced  operations on
     May  1,  1996.  On  May  2,  1997,
     existing  shares  were  designated
     as Class A shares.

-------
CLASS B
-------

   Global Discovery Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,618    16.18%    16.18%
     Life of
     Fund** $ 13,248    32.48%    18.39%


   Salomon Brothers World Equity
   EMI Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,593     5.93%     5.93%
     Life of
     Fund** $ 11,861    18.61%    10.75%

A chart in the form of a line graph appears here, illustrating the following data points:


Quarterly periods from May, 1997 to December, 1998

Global Discovery Portfolio
Year       Amount
-----------------
 5/2/97**   10000
 6/97       11177
 9/97       11790
 12/97      11403
 3/98       13380
 6/98       13298
 9/98       10999
 12/98      13248


Salomon Brothers World Equity EMI Index+
Year       Amount
-----------------
 5/2/97**   10000
 6/97       11153
 9/97       11853
 12/97      11196
 3/98       12656
 6/98       12361
 9/98       10232
 12/98      11861


   ** The Fund  commenced  selling Class
      B shares on May 2, 1997.


+The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during all periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Global Discovery Portfolio.

                           GLOBAL DISCOVERY PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1998

DIVERSIFICATION
---------------

       By Region
       (Excluding 9% Cash Equivalents)
       -------------------------------------

            U.S. & Canada                50%
            Europe                       46%
            Japan                         2%
            Other                         2%
                                        ----
                                        100%
                                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


                  We positioned the Portfolio to capitalize on
                       the opportunities in the technology
                    and health care sectors in the U.S., as
                   well as the positive changes taking place
                                   in Europe.


       By Sector
       (Excluding 9% Cash Equivalents)
       ----------------------------------

            Technology                   23%
            Service Industries           20%
            Health                       13%
            Consumer Discretionary        9%
            Financial                     9%
            Communications                8%
            Consumer Staples              4%
            Transportation                3%
            Manufacturing                 3%
            Other                         8%
                                        ----
                                        100%
                                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


TEN LARGEST EQUITY HOLDINGS (34% of Portfolio)
-------------------------------------------------------------------------------

  1.Network Appliance, Inc. Designer and manufacturer of network data storage devices in the United States
  2.S&P Mid-Cap 400 Depository Receipts U.S. security that represents ownership in the Mid-Cap SPDR Trust
  3.Vitesse Semiconductor Corp. Manufacturer of digital integrated circuits in the United States
  4.Sterling Commerce, Inc. Producer of electronic data interchange products and services in the United States
  5.Serco Group PLC Facilities management company in the United Kingdom
  6.VISX Inc. Developer of laser technologies and systems for vision correction in the United States
  7.Fiserv Inc. Data processing services in the United States 8.Telecel-Comunicacoes Pessoais, SA Cellular communication services in
    Portugal
  9.Altran Technologies, SA Engineering and consulting services for aerospace, telecommunications and electronics fields in France
 10.Provident Financial PLC Personal finance group in the United Kingdom

                             INTERNATIONAL PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION
Dear Shareholders,

      Strong performance from the European equity markets helped to propel the International Portfolio - Class A to a total return of 18.49% for the period, which slightly underperformed the 18.76% return of the unmanaged Morgan Stanley Capital International Europe, Australia, Far East, and Canada Index for the same period. Although the Portfolio was ahead of its benchmark for much of the year, the outperformance of areas in which it was underweighted -- such as European financial stocks and the Japanese yen -- caused its total return to fall behind the index in the fourth quarter.

      Despite significant market volatility, the fundamental investment strategy of the Portfolio remained in place. Our stock picks continued to emphasize companies that stand to benefit from the processes of secular change taking place around the world -- specifically, corporate restructuring, cost cutting, and consolidation. We focus on stocks whose strong competitive positions and reliable revenue streams will allow them to grow earnings despite an environment where price pressures, slower growth, and uncertain capital markets are threatening corporate profits. We overweighted defensive sectors such as telecommunications, utilities, media, and retail, which proved to be fertile ground for stocks with reasonable valuations and strong cash flows. At the same time, we gradually trimmed holdings subject to the forces of global competition and slowing economic growth, such as European cyclicals and Japanese blue chips.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

Our approach emphasized
stocks that are positioned
to increase earnings even
when the macroeconomic
environment is
unfavorable.

      This strategy led us to invest three-quarters of the portfolio in core Europe, with an emphasis on the eleven participants in the European Monetary Union. We are optimistic that the corporate sector will continue to take the lead in bringing greater market integration to the European landscape. The Portfolio remains underweighted in Japan and the emerging markets, where the fate of individual companies is more closely tied to the processes of government reform and economic recovery. So far, both have been very slow to evolve.

      The global economy remains burdened by numerous question marks that are unlikely to be resolved quickly. Although these issues may result in further volatility for equities, we will continue to manage risk by investing in companies with a demonstrated ability to post strong earnings growth in any economic environment.

      Sincerely,

      Your Portfolio Management Team

      /s/Irene T. Cheng       /s/Carol L. Franklin

      Irene T. Cheng          Carol L. Franklin
      Lead Portfolio Manager

      /s/Nicholas Bratt       /s/Joan R. Gregory

      Nicholas Bratt          Joan R. Gregory

      /s/Sheridan Reilly      /s/Deborah A. Chaplin

      Sheridan Reilly         Deborah A. Chaplin

                             INTERNATIONAL PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1998


GROWTH OF A $10,000 INVESTMENT
------------------------------

-------
CLASS A
-------

   International Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,849    18.49%    18.49%
     5 Year $ 16,342    63.42%    10.32%
    10 Year $ 30,953   209.53%    11.96%

   MSCI EAFE & Candada Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,876    18.76%    18.76%
     5 Year $ 15,527    55.27%     9.19%
    10 Year $ 17,224    72.24%     5.58%

A chart in the form of a line graph appears here, illustrating the following data points:

Yearly periods ended December 31

International Portfolio
Year       Amount
-----------------
 '88        10000
 '89        13779
 '90        12724
 '91        14181
 '92        13744
 '93        18941
 '94        18780
 '95        20868
 '96        23952
 '97*       26124
 '98        30953


MSCI EAFE & Canada Index+
Year       Amount
-----------------
 '88       10000
 '89       11100
 '90        8543
 '91        9574
 '92        8408
 '93       11093
 '94       11908
 '95       13272
 '96       14182
 '97*      14503
 '98       17224

   *  On May 8, 1997, existing shares
      were designated as Class A shares.


-------
CLASS B
-------

   International Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,828    18.28%    18.28%
     Life of
     Fund** $ 12,103    21.03%    12.27%


   MSCI EAFE & Canada Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,876    18.76%    18.76%
     Life of
     Fund** $ 11,503    15.03%     9.23%

Quarterly periods from May, 1997 to December, 1998

International Portfolio
Year       Amount
-----------------
 5/97**     10000
 6/97       10719
 9/97       10858
 12/97      10233
 3/98       11652
 6/98       12344
 9/98       10518
 12/98      12103


MSCI EAFE & Canada Index+
Year       Amount
-----------------
 5/97**     10000
 6/97       10534
 9/97       10495
 12/97       9686
 3/98       11109
 6/98       11196
 9/98        9549
 12/98      11503

 ** The Fund commenced selling Class
    B shares on May 8, 1997. Index
    comparisons began on May 31,
    1997.


+The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 year period of Class A were higher due to maintenance of the Portfolio's expenses.

                             INTERNATIONAL PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1998

DIVERSIFICATION
---------------

       By Region
       (Excluding 5% Cash Equivalents)
       ------------------------------------

            Europe                78%
            Japan                 12%
            Pacific Basin          8%
            Latin America          1%
            U.S. & Canada          1%
                                 ----
                                 100%
                                 ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


                    The telecommunications, utilities, media,
                 and retail sectors proved to be fertile ground
                   for stocks with reasonable valuations and
                               strong cash flows.


       By Sector
       (Excluding 5% Cash Equivalents)
       ----------------------------------

            Manufacturing             21%
            Financial                 16%
            Communications             8%
            Health                     7%
            Consumer Staples           7%
            Technology                 7%
            Energy                     6%
            Service Industries         6%
            Durables                   5%
            Other                     17%
                                     ----
                                     100%
                                     ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


TEN LARGEST EQUITY HOLDINGS (34% of Portfolio)
-------------------------------------------------------------------------------

  1.Deutsche Telekom AG Telecommunication services in Germany
  2.Nokia Corp. Manufacturer of telecommunication systems and equipment in
    Finland
  3.Mannesmann AG Diversified construction and technology company in
    Germany
  4.Reuters Group PLC International news agency in the United Kingdom 5.Novartis AG Pharmaceutical company in Switzerland
  6.Hoechst AG Chemical producer in Germany
  7.Telecom Italia SpA Telecommunications, electronics and network construction in Italy
  8.Nestle SA Food manufacturer in Switzerland
  9.Orange PLC Operator of digital mobile telephone network in the United
    Kingdom
 10.Suez Lyonnaise des Eaux SA Water utility in France

                             MONEY MARKET PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1998

                                                                                        Principal
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER 61.6%
-------------------------------------------------------------------------------------------------------------------
Banque National de Paris, 5.18%, 1/5/1999* .....................................       7,500,000          7,495,683
Barton Capital Corp., 5.25%, 2/19/1999* ........................................       6,171,000          6,126,903
Baxter International Inc., 5.42%, 1/15/1999* ...................................       8,000,000          7,983,138
CSW Credit, Inc., 5.1%, 2/12/1999* .............................................       5,000,000          4,970,250
Fairway Finance Corp., 5.36%, 3/25/1999* .......................................       7,000,000          6,913,496
General Electric Capital Corp., 5.32%, 1/19/1999* ..............................       7,000,000          6,981,380
International Securitization Corp., 5.32%, 2/11/1999* ..........................       4,465,000          4,437,947
Moat Funding LLC, 5.33%, 1/13/1999* ............................................       5,700,000          5,689,873
Morgan Stanley, Dean Witter Discover Co., 5.15%, 2/11/1999* ....................       7,000,000          6,958,943
Norwest Financial Inc., 5.25%, 3/1/1999* .......................................       7,500,000          7,435,469
Pitney Bowes Credit Corp., 5.25%, 1/4/1999* ....................................       6,145,000          6,142,312
Societe Generale North America, 5.43%, 1/7/1999* ...............................       5,000,000          4,995,475
Sony Capital Corp., 5.33%, 1/12/1999* ..........................................       8,000,000          7,986,971
Windmill Funding Corp., 5.25%, 1/29/1999* ......................................       6,500,000          6,473,458
                                                                                                        -----------
Total Commercial Paper (Cost $90,591,298) ......................................                         90,591,298
                                                                                                        -----------
SHORT-TERM NOTES 38.4%
-------------------------------------------------------------------------------------------------------------------
American Honda Finance Corp., 5.604%, 5/26/1999** ..............................       5,000,000          4,999,801
Bankers Trust Co. 4.86%, 3/19/1999** ...........................................       4,000,000          3,999,669
Comerica Bank, 5.445%, 7/23/1999** .............................................       7,500,000          7,496,725
Countrywide Home Loan, 5.598%, 10/15/1999** ....................................       8,000,000          8,000,000
Goldman Sachs & Co., 5.25%, 3/26/1999** ........................................       5,000,000          5,000,000
Household Finance Corp., 5.189%, 3/9/1999** ....................................       5,000,000          5,000,000
Merrill Lynch & Co., 5.494%, 4/14/1999** .......................................       5,000,000          5,000,000
NationsBank Corp., 4.83%, 7/21/1999** ..........................................       5,000,000          4,998,919
Sigma Finance Corp., 4.88%, 4/26/1999** ........................................       5,000,000          5,000,000
Toronto-Dominion Bank, 5.414%, 8/13/1999** .....................................       7,000,000          6,996,602
                                                                                                        -----------
Total Short-Term Notes (Cost $56,491,716) ......................................                         56,491,716
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $147,083,014) (a) ...................                        147,083,014
                                                                                                        ===========
-------------------------------------------------------------------------------------------------------------------

*     Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of December 31, 1998.

(a)   Cost for federal income tax purposes is $147,083,014.

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

Assets
Investment securities (cost $147,083,014) .................................      $    147,083,014
Cash ......................................................................                 4,312
Interest receivable .......................................................               263,599
Receivable for Portfolio shares sold ......................................             1,115,683
Other assets ..............................................................                   696
                                                                                 ----------------
Total assets ..............................................................           148,467,304

Liabilities
Payable for Portfolio shares redeemed .....................................               257,031
Accrued management fee ....................................................                44,053
Other payables and accrued expenses .......................................                13,791
                                                                                 ----------------
Total liabilities .........................................................               314,875
                                                                                 ----------------
Net assets, at value ......................................................      $    148,152,429
                                                                                 ================
Net Assets
Net assets consist of:
Paid-in capital ...........................................................           148,152,429
                                                                                 ----------------
Net assets, at value ......................................................      $    148,152,429
                                                                                 ================
Net asset value offering and redemption price per share
   ($148,152,429 / 148,152,429 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                 $1.00
                                                                                            =====

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Interest ..................................................  $       7,380,286

Expenses:
Management fee ............................................            486,458
Custodian fees ............................................             11,734
Accounting fees ...........................................             32,018
Trustees' fees and expenses ...............................             18,720
Legal .....................................................              2,550
Auditing ..................................................             11,996
Shareholder reports and other .............................             17,330
                                                             -----------------
Expenses ..................................................            580,806
                                                             -----------------
Net investment income .....................................          6,799,480
                                                             -----------------
Net increase in net assets resulting from operations ......  $       6,799,480
                                                             =================

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Years Ended December 31,

Increase (Decrease) in Net Assets                                                 1998              1997
---------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...................................................   $    6,799,480     $    5,351,284
Net realized gain (loss) from investment transactions ...................               --             (1,835)
                                                                            --------------     --------------
Net increase in net assets resulting from operations ....................        6,799,480          5,349,449
                                                                            --------------     --------------
Distributions to shareholders from net investment income ................       (6,799,480)        (5,351,284)
                                                                            --------------     --------------
Portfolio share transactions at net asset value of $1.00 per share:
Proceeds from shares sold ...............................................      376,936,553        258,430,588
Net asset value of shares issued to shareholders in
   reinvestment of distributions ........................................        6,799,315          5,348,533
Cost of shares redeemed .................................................     (338,159,816)      (258,986,535)
                                                                            --------------     --------------
Net increase (decrease) in net assets from Portfolio share
   transactions .........................................................       45,576,052          4,792,586
                                                                            --------------     --------------
Increase (decrease) in net assets .......................................       45,576,052          4,790,751
Net assets at beginning of period .......................................      102,576,377         97,785,626
                                                                            --------------     --------------
Net assets at end of period .............................................   $  148,152,429     $  102,576,377
                                                                            ==============     ==============

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended December 31,
                                                        ----------------------------------------------------------
                                                          1998        1997       1996        1995        1994
                                                        ----------------------------------------------------------
Net asset value, beginning of period .................  $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                        -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ................................     .052        .051       .050        .055        .037
Less distributions from net investment income ........    (.052)      (.051)     (.050)      (.055)      (.037)
                                                        -------     -------    -------     -------     -------
Net asset value, end of period .......................  $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                        =======     =======    =======     =======     =======
Total Return (%) .....................................     5.29        5.25       5.09        5.65        3.72
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............      148         103         98          80          90
Ratio of operating expenses to average daily net
  assets (%) .........................................      .44         .46        .46         .50         .56
Ratio of net investment income to average daily net
  assets (%) .........................................     5.17        5.15       4.98        5.51        3.80

                                 BOND PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1998

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.3%
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 12/31/98 at
   4.85% to be repurchased at $297,160 on 1/4/1999, collateralized by a $290,000
   U.S. Treasury Note, 5.50%, 2/28/2003 (Cost $297,000) ............................     297,000            297,000
                                                                                                         ----------
COMMERCIAL PAPER 1.0%
-------------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.71%, 1/4/1999 (Cost $1,000,000) ...................   1,000,000          1,000,000
                                                                                                         ----------
U.S. TREASURIES 22.5%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.875%,11/30/2001 ..............................................     500,000            516,875
U.S. Treasury Note, 5.625%,12/31/2002 ..............................................   3,250,000          3,358,160
U.S. Treasury Bond, 10.75%, 8/15/2005 ..............................................   7,250,000          9,669,688
U.S. Treasury Bond, 9.375%, 2/15/2006 ..............................................   2,500,000          3,186,725
U.S. Treasury Bond, 7.25%, 5/15/2016 ...............................................   4,000,000          4,845,640
U.S. Treasury Bond, 3.659%, 4/15/2028 ..............................................   2,000,000          1,987,858
                                                                                                         ----------
Total U.S. Treasuries (Cost $23,600,144) ...........................................                     23,564,946
                                                                                                         ----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. 1.8%
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 7.50%,7/15/2026 (a)
   (Cost $1,847,945) ...............................................................   1,810,047          1,866,032
                                                                                                         ----------
U.S. GOVERNMENT AGENCY PASS-THRUS 3.4%
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8.0%, 4/1/2008 (a) ...............................     346,171            354,039
Federal National Mortgage Association, 8.0% with various maturities to
   12/1/2012 (a) ...................................................................   3,165,222          3,256,386
                                                                                                         ----------
Total U.S. Government Agency Pass-Thrus (Cost $3,627,453) ..........................                      3,610,425
                                                                                                         ----------
COLLATERALIZED MORTGAGE OBLIGATIONS 1.4%
-------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust Series 1997-A6, 7.25%, 9/25/2012
   (Cost $1,522,734) ...............................................................   1,500,000          1,516,875
                                                                                                         ----------
FOREIGN BONDS -- U.S. DOLLAR DENOMINATED 2.4%
-------------------------------------------------------------------------------------------------------------------
Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 ............................................   1,000,000            808,950
Norsk Hydro AS, 7.75%, 6/15/2023 ...................................................   1,500,000          1,655,610
                                                                                                         ----------
Total Foreign Bonds -- U.S. Dollar Denominated (Cost $2,604,070) ...................                      2,464,560
                                                                                                         ----------
ASSET BACKED 5.7%
-------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.0%
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ....   1,000,000          1,009,680
                                                                                                         ----------
Credit Card Receivables 1.4%
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ....................................   1,500,000          1,524,609
                                                                                                         ----------
Equipment Lease Receivables 1.7%
PBG Equipment Trust Series 1A, 6.27%, 1/20/2012 ....................................   1,747,477          1,762,558
                                                                                                         ----------
Home Equity Loans 0.1%
United Companies Financial Corp., Home Equity Loan Series 1993-B1, 6.075%,
   7/25/2014 .......................................................................     127,450            128,326
                                                                                                         ----------
Manufactured Housing Receivables 1.5%
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/2028 ......................     650,000            564,992
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/2028 .....................   1,000,000            967,695
                                                                                                         ----------
                                                                                                          1,532,687
                                                                                                         ----------
Total Asset Backed (Cost $6,028,169) ...............................................                      5,957,860
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 61.5%
-------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 1.0%
Tricon Global Restaurants, 7.65%, 5/15/2008 ....................................       1,000,000          1,040,000
                                                                                                         ----------
Consumer Staples 6.9%
Bass America Inc., 6.625%, 3/1/2003 ............................................       1,000,000          1,008,630
J. Seagram & Sons Inc., 6.625%, 12/15/2005 .....................................       2,000,000          1,991,600
J. Seagram & Sons Inc., 9%, 8/15/2021 ..........................................       1,000,000          1,144,940
Kellogg Co., 5.75%, 2/2/2001 ...................................................       1,000,000          1,010,000
Safeway Inc., 6.05%, 11/15/2003 ................................................       1,000,000          1,006,860
Westpoint Stevens, Inc., 7.875%, 6/15/2005 .....................................       1,000,000          1,015,000
                                                                                                         ----------
                                                                                                          7,177,030
                                                                                                         ----------
Communications 6.9%
MCI Communications Corp., 6.125%, 4/15/2002 ....................................       1,000,000          1,015,220
Qwest Communications International, 7.5%, 11/1/2008 ............................       2,000,000          2,080,000
Sprint Corp., 5.7%, 11/15/2003 .................................................       2,000,000          2,007,140
Worldcom, Inc., 6.4%, 8/15/2005 ................................................       2,000,000          2,078,640
                                                                                                         ----------
                                                                                                          7,181,000
                                                                                                         ----------
Financial 14.0%
Associates Corp. of North America, 6.625%, 5/15/2001 ...........................       2,000,000          2,052,920
BankAmerica Corp., 7.125%, 5/1/2006 ............................................       1,000,000          1,080,680
First USA Bank, 5.85%, 2/22/2001 ...............................................       1,500,000          1,513,905
First Union Institutional Capital II, 7.85%, 1/1/2027 ..........................       1,750,000          1,910,388
Ford Motor Credit Co., 6.125%, 4/28/2003 .......................................       1,500,000          1,535,400
GS Escrow Corp., 7.125%, 8/1/2005 ..............................................       1,000,000            984,300
General Electric Capital Corp., 6.02%, 5/4/2001 ................................       1,500,000          1,510,800
Home Savings of America, 6%, 11/1/2000 .........................................       1,250,000          1,257,788
ICI Investments, 6.75%, 8/7/2002 ...............................................       1,500,000          1,511,250
Prudential Insurance Co., 6.375%, 7/23/2006 ....................................       1,250,000          1,271,875
                                                                                                         ----------
                                                                                                         14,629,306
                                                                                                         ----------
Media 9.2%
Cablevision Systems Corp., 7.875%, 2/15/2018 ...................................       1,000,000          1,018,030
Chancellor Media 144A, 8%, 11/1/2008 ...........................................       1,000,000          1,020,000
Cox Communications, Inc., 6.85%, 1/15/2018 .....................................       1,000,000          1,055,000
News America, Inc., 7.25%, 5/18/2018 ...........................................       1,000,000          1,021,680
Outdoor Systems, Inc., 8.875%, 6/15/2007 .......................................       1,000,000          1,065,000
TCA Cable TV, Inc., 6.53%, 2/1/2028 ............................................       1,000,000          1,018,320
TCI-Communications, Inc., 8%, 8/1/2005 .........................................       1,250,000          1,407,238
Time Warner Inc., 9.125%, 1/15/2013 ............................................       1,000,000          1,265,960
Time Warner Inc., 6.875%, 6/15/2018 ............................................         750,000            785,670
                                                                                                         ----------
                                                                                                          9,656,898
                                                                                                         ----------
Service Industries 0.5%
Allied Waste North America, 7.375%, 1/1/2004 ...................................         500,000            502,500
                                                                                                         ----------
Durables 2.8%
BE Aerospace, Inc., 8%, 3/1/2008 ...............................................         850,000            833,000
Martin Marietta Corp., 6.5%, 4/15/2003 .........................................       1,000,000          1,026,700
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ...........       1,000,000          1,043,370
                                                                                                         ----------
                                                                                                          2,903,070
                                                                                                         ----------

Manufacturing 2.6%
Argo-Tech Corp., 8.625%, 10/1/2007 .............................................         500,000            472,500

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
Fort James Corp., 6.625%, 9/15/2004 ............................................       1,500,000          1,527,630
Graham Packaging Co., 8.75%, 1/15/2008 .........................................         750,000            753,750
                                                                                                        -----------
                                                                                                          2,753,880
                                                                                                        -----------
Technology 2.9%
Loral Corp., 8.375%, 6/15/2024 .................................................       1,250,000          1,517,288
Xerox Corp, 5.5%, 11/15/2003 ...................................................       1,500,000          1,509,408
                                                                                                        -----------
                                                                                                          3,026,696
                                                                                                        -----------
Energy 6.5%
Anadarko Petroleum Corp., 7%, 11/15/2027 .......................................       2,000,000          1,929,780
Barrett Resources Corp., 7.55%, 2/1/2007 .......................................         750,000            708,750
Chesapeake Energy Corp., 8.5%, 3/15/2012 .......................................       1,000,000            674,000
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 .............................       1,250,000          1,315,763
Pioneer Natural Resources Co., 7.2%, 1/15/2028 .................................       1,500,000          1,042,500
Texas Eastern Transmission Corp., 10%, 8/15/2001 ...............................       1,000,000          1,106,260
                                                                                                        -----------
                                                                                                          6,777,053
                                                                                                        -----------
Construction 0.5%
Nortek, Inc., 9.125%, 9/1/2007 .................................................         500,000            513,750
                                                                                                        -----------
Transportation 2.8%
Allied Holdings Inc., 8.625%, 10/1/2007 ........................................         700,000            710,500
Atlantic Express, Inc., 10.75%, 2/1/2004 .......................................         675,000            681,750
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 ....................         987,173          1,034,457
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ...............................         500,000            528,125
                                                                                                        -----------
                                                                                                          2,954,832
                                                                                                        -----------
Utilities 4.9%
Houston Light & Power Capital Corp., 8.257%, 2/1/2037 ..........................         500,000            540,000
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ...................................       2,500,000          2,540,625
PacifiCorp, 6.15%, 1/15/2008 ...................................................       1,000,000          1,019,400
Public Service Co. of Colorado, 6%, 4/15/2003 ..................................       1,000,000          1,012,590
                                                                                                        -----------
                                                                                                          5,112,615
                                                                                                        -----------
Total Corporate Bonds (Cost $63,327,839) .......................................                         64,228,630
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $103,855,354) (b) ...................                        104,506,328
                                                                                                        ===========
-------------------------------------------------------------------------------------------------------------------

(a)   Effective maturities will be shorter due to prepayments.

(b) At December 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $103,864,104 was as follows:

      Aggregate gross unrealized appreciation for all
        investments in which there is an
        excess of market value over tax cost ....................   $ 2,296,886

      Aggregate gross unrealized depreciation for all
        investments in which there is an
        excess of tax cost over market value ....................      1,654,662
                                                                    ------------
      Net unrealized appreciation ...............................   $    642,224
                                                                    ============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the year ended December 31, 1998, aggregated $71,902,008 and $35,801,276, respectively. Purchases and sales of direct U.S. Government obligations for the year ended December 31, 1998 aggregated $65,565,070 and $63,911,562, respectively.
--------------------------------------------------------------------------------
      The aggregate face value of futures contracts opened and closed during the year ended December 31, 1998 was $235,167,718.
--------------------------------------------------------------------------------
      From November 1 through December 31, 1998, the Bond Portfolio incurred approximately $170,000 of net realized capital losses. As permitted by tax regulations, the portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $103,855,354) ......................     $     104,506,328
Interest receivable ........................................................             1,758,624
Receivable for Portfolio shares sold .......................................               286,427
Other assets ...............................................................                   653
                                                                                 -----------------
Total assets ...............................................................           106,552,032

Liabilities
Payable for Portfolio shares redeemed ......................................                71,838
Accrued management fee .....................................................                42,062
Other payables and accrued expenses ........................................                13,541
                                                                                 -----------------
Total liabilities ..........................................................               127,441
                                                                                 -----------------
Net assets, at market value ................................................     $     106,424,591
                                                                                 =================
Net Assets
Net assets consist of:
Undistributed net investment income (loss) .................................             1,781,274
Net unrealized appreciation (depreciation) on investments ..................               650,974
Accumulated net realized gain (loss) .......................................             1,400,014
Paid-in capital ............................................................           102,592,329
                                                                                 -----------------
Net assets, at market value ................................................     $     106,424,591
                                                                                 =================
Net asset value offering and redemption price per share
   ($106,424,591 B 15,463,236 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..........                 $6.88
                                                                                             =====

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Interest ....................................................................    $      6,399,646

Expenses:
Management fee ..............................................................             439,858
Custodian fees ..............................................................               3,451
Accounting fees .............................................................              45,089
Trustees' fees and expenses .................................................              18,720
Auditing ....................................................................              11,537
Legal .......................................................................               1,782
Shareholder reports and other ...............................................               6,360
                                                                                 ----------------
                                                                                          526,797
                                                                                 ----------------
Net investment income .......................................................           5,872,849
                                                                                 ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments .................................................................           1,593,347
Futures .....................................................................             (43,989)
Foreign currency related transactions .......................................                  (8)
                                                                                 ----------------
                                                                                        1,549,350
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on
   investments ..............................................................          (1,599,146)
                                                                                 ----------------
Net gain (loss) on investment transactions ..................................             (49,796)
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations .............    $      5,823,053
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Years Ended December 31,

Increase (Decrease) in Net Assets                                       1998              1997
-----------------------------------------------------------------------------------------------------
Operations:
Net investment income ............................................ $    5,872,849    $    4,441,580
Net realized gain (loss) from investment transactions ............      1,549,350           194,189
Net unrealized appreciation (depreciation) on  investment
   transactions during the period ................................     (1,599,146)        1,334,379
                                                                   --------------    --------------
Net increase (decrease) in net assets resulting from operations ..      5,823,053         5,970,148
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income ............................................     (5,348,241)       (4,208,036)
                                                                   --------------    --------------
Net realized gains from investment transactions ..................       (295,455)         (189,814)
                                                                   --------------    --------------
Portfolio share transactions:
Proceeds from shares sold ........................................     51,946,542        27,517,062
Net asset value of shares issued to shareholders in
   reinvestment of distributions .................................      5,643,696         4,397,850
Cost of shares redeemed ..........................................    (32,732,036)      (17,869,599)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Portfolio share
   transactions ..................................................     24,858,202        14,045,313
                                                                   --------------    --------------
Increase (decrease) in net assets ................................     25,037,559        15,617,611
Net assets at beginning of period ................................     81,387,032        65,769,421
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,781,274 and $1,252,060,
   respectively) .................................................   $106,424,591    $   81,387,032
                                                                     ============    ==============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ........................     11,852,430         9,775,320
                                                                   --------------    --------------
Shares sold ......................................................      7,558,444         4,073,136
Shares issued to shareholders in reinvestment of distributions ...        831,464           661,744
Shares redeemed ..................................................     (4,779,102)       (2,657,770)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares ......................      3,610,806         2,077,110
                                                                   --------------    --------------
Shares outstanding at end of period ..............................     15,463,236        11,852,430
                                                                   ==============    ==============

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended December 31,
                                                              ----------------------------------------------------------
                                                                1998        1997       1996        1995        1994
                                                              ----------------------------------------------------------
Net asset value, beginning of period .....................    $  6.87     $  6.73    $  7.16     $  6.48     $  7.42
                                                              -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ....................................        .43         .44        .41         .44         .43
Net realized and unrealized gain (loss) on investment
  transactions ...........................................        .01         .15       (.22)        .69        (.77)
                                                              -------     -------    -------     -------     -------
Total from investment operations .........................        .44         .59        .19        1.13        (.34)
                                                              -------     -------    -------     -------     -------
Less distributions from:
Net investment income ....................................       (.40)       (.43)      (.62)       (.45)       (.43)
Net realized gains on investment transactions ............       (.03)       (.02)        --          --        (.17)
                                                              -------     -------    -------     -------     -------
Total distributions ......................................       (.43)       (.45)      (.62)       (.45)       (.60)
                                                              -------     -------    -------     -------     -------
Net asset value, end of period ...........................    $  6.88     $  6.87    $  6.73     $  7.16     $  6.48
                                                              =======     =======    =======     =======     =======
Total Return (%) .........................................       6.57        9.10       2.82       18.17       (4.79)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................        106          81         66          73         142
Ratio of operating expenses to average daily net
  assets (%) .............................................        .57         .62        .61         .56         .58
Ratio of net investment income to average daily net
  assets (%) .............................................       6.34        6.55       6.20        6.29        6.43
Portfolio turnover rate (%) ..............................     115.14       56.07      85.11      177.21       96.55

(a)   Based on monthly average shares outstanding during the period.

                               BALANCED PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1998

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 2.8%
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5.0%
   to be repurchased at $4,424,457 on 1/4/1999, collateralized by a $4,279,000
   U.S. Treasury Note, 6.875%, 3/31/2000 (Cost $4,422,000) ......................      4,422,000          4,422,000
                                                                                                        -----------
COMMERCIAL PAPER 0.6%
-------------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.71%, 1/4/1999 (Cost $1,000,000) ................      1,000,000          1,000,000
                                                                                                        -----------
U.S. GOVERNMENT & AGENCIES 8.2%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.875%, 11/30/2001 ..........................................      1,000,000          1,033,750
U.S. Treasury Bond, 10.75%, 8/15/2005 ...........................................      3,750,000          5,001,554
U.S. Treasury Bond, 9.38%, 2/15/2006 ............................................        750,000            956,018
U.S. Treasury Bond, 7.25%, 5/15/2016 ............................................      4,000,000          4,845,640
U.S. Treasury Bond, 3.659%, 4/15/2028 ...........................................      1,250,000          1,242,411
                                                                                                        -----------
Total U.S. Government & Agencies (Cost $13,089,546) .............................                        13,079,373
                                                                                                        -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 0.3%
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 8.75% with various
   maturities to 12/15/2024 (a) (Cost $492,655) .................................        519,061            547,770
                                                                                                        -----------
U.S. GOVERNMENT AGENCY PASS-THRUS 4.0%
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75% with various maturities to
   7/15/2003 (a) ................................................................      2,500,000          2,564,450
Federal Home Loan Mortgage Corp., 8.0% with various maturities to 4/1/2008 (a) ..        576,951            590,065
Federal National Mortgage Association, 8.0% with various maturities to
   2/1/2013 (a) .................................................................      1,071,242          1,102,888
Federal National Mortgage Association, 6.5% with various maturities to
   2/1/2026 (a) .................................................................      2,079,115          2,093,399
                                                                                                        -----------
Total U.S. Government Agency Pass-thrus (Cost $6,265,503) .......................                         6,350,802
                                                                                                        -----------
COLLATERALIZED MORTGAGE OBLIGATIONS 0.6%
-------------------------------------------------------------------------------------------------------------------
General Electric Capital Mortgage Services, Inc., Series 1992-2F, 7%,
   6/25/2007 ....................................................................        119,914            120,664
Prudential Home Mortgage Securities Co., Series 1993-43-A1, 5.4%, 10/25/2023 ....        353,195            351,097
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/2012 ........        500,000            505,625
                                                                                                        -----------
Total Collateralized Mortgage Obligations (Cost $977,153)                                                   977,386
                                                                                                        -----------
FOREIGN BONDS -- U.S. DOLLAR DENOMINATED 0.8%
-------------------------------------------------------------------------------------------------------------------
Norsk Hydro AS, 7.75%, 6/15/2023 ................................................      1,000,000          1,103,740
Seagram Co., Ltd., 6.875%, 9/1/2023 .............................................        250,000            232,735
                                                                                                        -----------
Total Foreign Bonds -- U.S. Dollar Denominated (Cost $1,288,538) ................                         1,336,475
                                                                                                        -----------
ASSET BACKED 2.3%
-------------------------------------------------------------------------------------------------------------------
Automobile Receivables 0.1%
Premier Auto Trust Asset Backed Certificate Series 1996-A3, 6.5%, 3/6/2000 ......        139,814            140,119
                                                                                                        -----------
Credit Card Receivables 1.0%
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .................................      1,000,000          1,016,406
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ........................        500,000            508,688
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 .............        141,667            141,711
                                                                                                        -----------
                                                                                                          1,666,805
                                                                                                        -----------
Equipment Lease Receivables 0.6%
PBG Equipment Trust, Series 1A, 6.27%, 1/20/2012 ................................        873,739            881,279
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
Home Equity Loans 0.6%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 .....................       1,000,000            990,000
United Companies Financial Corp., Home Equity Loan, Series 1993-B1, 6.075%,
   7/25/2014 ...................................................................          31,863             32,082
                                                                                                        -----------
                                                                                                          1,022,082
                                                                                                        -----------
Total Asset Backed (Cost $3,683,965) ...........................................                          3,710,285
                                                                                                        -----------
CORPORATE BONDS 20.2%
-------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.3%
Tricon Global Restaurants, 7.65%, 5/15/2008 ....................................         500,000            520,000
                                                                                                        -----------
Consumer Staples 1.9%
Bass America Inc., 6.625%, 3/1/2003 ............................................         750,000            756,473
J. Seagram & Sons Inc., 6.625%, 12/15/2005 .....................................         500,000            497,900
J. Seagram & Sons Inc., 7%, 4/15/2008 ..........................................         270,000            272,714
Kellogg Co., 5.75%, 2/2/2001 ...................................................       1,000,000          1,010,000
Westpoint Stevens, Inc., 7.875%, 6/15/2005 .....................................         500,000            507,500
                                                                                                        -----------
                                                                                                          3,044,587
                                                                                                        -----------
Communications 0.8%
Lucent Technologies Inc., 6.9%, 7/15/2001 ......................................         750,000            781,755
Worldcom, Inc., 6.4%, 8/15/2005 ................................................         500,000            519,660
                                                                                                        -----------
                                                                                                          1,301,415
                                                                                                        -----------
Financial 5.5%
Associates Corp. of North America, 6.625%, 5/15/2001 ...........................         750,000            769,845
First USA Bank, 5.85%, 2/22/2001 ...............................................       1,000,000          1,009,270
First Union Corp., 8.125%, 6/24/2002 ...........................................         500,000            541,975
Fleet Financial Group, 6.875%, 1/15/2028 .......................................       1,000,000          1,054,070
Ford Motor Credit Co., 6.125%, 4/28/2003 .......................................         750,000            767,700
General Electric Capital Corp., 6.02%, 5/4/2001 ................................         500,000            503,600
Home Savings of America, 6%, 11/1/2000 .........................................         750,000            754,673
ICI Investments, 6.75%, 8/7/2002 ...............................................         500,000            503,750
Lehman Brothers Holding Corp., Medium Term Note, 6.33%, 8/1/2000 ...............         500,000            503,415
Prudential Insurance Co., 6.375%, 7/23/2006 ....................................         750,000            763,125
Southern National Corp., 7.05%, 5/23/2003 ......................................       1,000,000          1,044,400
Wells Fargo & Co., 6.875%, 4/1/2006 ............................................         500,000            532,045
                                                                                                        -----------
                                                                                                          8,747,868
                                                                                                        -----------
Media 3.2%
Cablevision Systems Corp., 7.875%, 2/15/2018 ...................................         500,000            509,015
Cox Communications, Inc., 6.85%, 1/15/2018 .....................................         750,000            791,250
News America, Inc., 7.25%, 5/18/2018 ...........................................         500,000            510,840
PRIMEDIA, Inc., 7.625%, 4/1/2008 ...............................................         500,000            500,625
TCA Cable TV, Inc., 6.53%, 2/1/2028 ............................................         500,000            509,160
TCI-Communications, Inc., 8%, 8/1/2005 .........................................         500,000            562,895
Time Warner Inc., 9.125%, 1/15/2013 ............................................       1,000,000          1,265,960
Time Warner Inc., 6.875%, 6/15/2018 ............................................         500,000            523,780
                                                                                                        -----------
                                                                                                          5,173,525
                                                                                                        -----------
Durables 0.6%
Martin Marietta Corp., 6.5%, 4/15/2003 .........................................         400,000            410,680
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ...........         500,000            521,685
                                                                                                        -----------
                                                                                                            932,365
                                                                                                        -----------
Manufacturing 0.5%
Corning Inc., 8.75%, 7/15/1999 .................................................         250,000            254,415
Fort James Corp., 6.625%, 9/15/2004 ............................................         500,000            509,210
                                                                                                        -----------
                                                                                                            763,625
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
Technology 1.2%
IBM Corp., 5.1%, 11/10/2003 ....................................................       1,000,000            990,600
Loral Corp., 8.375%, 6/15/2024 .................................................         750,000            910,373
                                                                                                        -----------
                                                                                                          1,900,973
                                                                                                        -----------

Energy 2.6%
Anadarko Petroleum Corp., 5.875%, 10/15/2003 ...................................       1,000,000            989,350
Atlantic Richfield Co., 8.25%, 2/1/2022 ........................................         500,000            613,940
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 .............................       1,000,000          1,052,610
Petroleum Geo-Services, 6.625%, 3/30/2008 ......................................       1,000,000            976,210
Transocean Offshore, Inc., 8%, 4/15/2027 .......................................         400,000            433,636
                                                                                                        -----------
                                                                                                          4,065,746
                                                                                                        -----------

Transportation 1.2%
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 ....................         987,173          1,034,459
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ...............................         375,000            396,094
Northwest Airlines Corp., 7.875%, 3/15/2008 ....................................         500,000            466,710
                                                                                                        -----------
                                                                                                          1,897,263
                                                                                                        -----------

Utilities 2.4%
Commonwealth Edison Co., 9.05%, 10/15/1999 .....................................         250,000            256,808
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ...................................       1,500,000          1,524,375
PacifiCorp, 6.15%, 1/15/2008 ...................................................       1,500,000          1,529,100
Public Service Co. of Colorado, 6%, 4/15/2003 ..................................         500,000            506,295
                                                                                                        -----------
                                                                                                          3,816,578
                                                                                                        -----------
Total Corporate Bonds (Cost $31,331,137) .......................................                         32,163,945
                                                                                                        -----------
COMMON STOCKS 60.2%
-------------------------------------------------------------------------------------------------------------------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 8.2%

Department & Chain Stores 7.5%
Consolidated Stores Corp.* .....................................................          54,800          1,106,275
Costco Companies, Inc.* ........................................................          18,400          1,328,250
Dayton Hudson Corp. ............................................................          35,100          1,904,175
Home Depot, Inc. ...............................................................          57,100          3,493,806
Rite Aid Corp. .................................................................          34,000          1,685,125
Wal-Mart Stores Inc. ...........................................................          28,900          2,353,544
                                                                                                        -----------
                                                                                                         11,871,175
                                                                                                        -----------
Hotels & Casinos 0.7%
Royal Caribbean Cruises Ltd. ...................................................          29,400          1,087,800
                                                                                                        -----------
Consumer Staples 8.4%

Alcohol & Tobacco 1.5%
Philip Morris Companies, Inc. ..................................................          46,000          2,461,000
                                                                                                        -----------
Food & Beverage 3.4%
Coca-Cola Co., Inc. ............................................................          31,800          2,126,625
H.J. Heinz Co. .................................................................          32,500          1,840,313
Kroger Co.* ....................................................................          23,100          1,397,550
                                                                                                        -----------
                                                                                                          5,364,488
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Package Goods/Cosmetics 3.5%
Colgate-Palmolive Co. ..........................................................          20,600          1,913,225
Estee Lauder Companies "A" .....................................................          20,000          1,710,000
Procter & Gamble Co. ...........................................................          20,800          1,899,300
                                                                                                        -----------
                                                                                                          5,522,525
                                                                                                        -----------
Health 11.5%

Health Industry Services 0.7%
Total Renal Care Holdings, Inc.* ...............................................          38,400          1,135,200
                                                                                                        -----------
Medical Supply & Specialty 2.3%
Arterial Vascular Engineering, Inc.* ...........................................          24,600          1,291,500
Medtronic Inc. .................................................................          32,400          2,405,700
                                                                                                        -----------
                                                                                                          3,697,200
                                                                                                        -----------
Pharmaceuticals 8.5%
Bristol-Myers Squibb Co. .......................................................          15,700          2,100,856
Eli Lilly & Co. ................................................................          19,916          1,770,035
Johnson & Johnson ..............................................................          11,700            981,338
Merck & Co., Inc. ..............................................................          15,800          2,333,463
Pfizer, Inc. ...................................................................          28,600          3,587,513
Schering-Plough Corp. ..........................................................          20,300          1,121,575
Warner-Lambert Co. .............................................................          20,900          1,571,419
                                                                                                        -----------
                                                                                                         13,466,199
                                                                                                        -----------
Communications 1.1%

Telephone/Communications
MCI WorldCom, Inc. .............................................................          24,300          1,743,525
                                                                                                        -----------
Financial 3.8%

Banks 0.6%
First Union Corp. ..............................................................          14,200            863,538
                                                                                                        -----------
Insurance 3.2%
Allstate Corp. .................................................................          26,600          1,027,425
American International Group, Inc. .............................................          20,112          1,943,343
MBIA, Inc. .....................................................................          13,300            871,981
UNUM Corp. .....................................................................          22,700          1,325,113
                                                                                                        -----------
                                                                                                          5,167,862
                                                                                                        -----------
Media 5.5%

Advertising 2.3%
Omnicom Group, Inc. ............................................................          26,000          1,508,000
Outdoor Systems, Inc.* .........................................................          71,725          2,151,750
                                                                                                        -----------
                                                                                                          3,659,750
                                                                                                        -----------
Broadcasting & Entertainment 3.2%
Clear Channel Communications, Inc. * ...........................................          45,300          2,468,850
Infinity Broadcasting Corp.* ...................................................          34,000            930,750
Univision Communication Inc.* ..................................................          48,800          1,765,950
                                                                                                        -----------
                                                                                                          5,165,550
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Service Industries 1.2%

Miscellaneous Commercial Services 0.5%
Modis Professional Services, Inc.* .............................................          54,900            796,050
                                                                                                        -----------
Miscellaneous Consumer Services 0.7%
Service Corp. International ....................................................          27,500          1,046,719
                                                                                                        -----------
Durables 2.7%

Telecommunications Equipment
Ascend Communications, Inc.* ...................................................          17,500          1,150,625
Lucent Technologies Inc. .......................................................          29,000          3,190,000
                                                                                                        -----------
                                                                                                          4,340,625
                                                                                                        -----------
Manufacturing 4.1%

Chemicals 0.6%
Monsanto Co. ...................................................................          19,000            902,500
                                                                                                        -----------
Diversified Manufacturing 3.5%
General Electric Co. ...........................................................          38,100          3,888,581
Textron, Inc. ..................................................................          23,200          1,761,750
Tyco International Ltd. (New) ..................................................              15              1,132
                                                                                                        -----------
                                                                                                          5,651,463
                                                                                                        -----------
Technology 13.7%

Computer Software 5.2%
America Online Inc. ............................................................          11,700          1,693,575
Computer Associates International, Inc. ........................................          21,925            934,553
Microsoft Corp.* ...............................................................          35,500          4,923,406
PeopleSoft Inc.* ...............................................................          34,200            647,663
                                                                                                        -----------
                                                                                                          8,199,197
                                                                                                        -----------
Diverse Electronic Products 1.2%
Dell Computer Corp.* ...........................................................          27,100          1,983,381
                                                                                                        -----------
EDP Peripherals 0.8%
EMC Corp.* .....................................................................          14,800          1,258,000
                                                                                                        -----------
Electronic Data Processing 0.9%
Sun Microsystems, Inc.* ........................................................          17,000          1,455,625
                                                                                                        -----------
Office/Plant Automation 2.1%
Cisco Systems, Inc.* ...........................................................          36,750          3,410,859
                                                                                                        -----------
Semiconductors 3.5%
Intel Corp. ....................................................................          35,500          4,208,969
Linear Technology Corp. ........................................................          14,700          1,316,569
                                                                                                        -----------
                                                                                                          5,525,538
                                                                                                        -----------
Total Common Stocks (Cost $61,011,044) .........................................                         95,775,769
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $123,561,541) (b) ...................                        159,363,805
                                                                                                        ===========
-------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

--------------------------------------------------------------------------------

 *    Non-income producing security.

(a)   Effective maturities will be shorter due to prepayments.

(b) At December 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $123,563,209 was as follows:

      Aggregate gross unrealized appreciation for all
         investments in which there is an excess of market
         value over tax cost ...................................    $ 37,587,297

      Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over market value ................................       1,786,701
                                                                    ------------
      Net unrealized appreciation ..............................    $ 35,800,596
                                                                    ============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the year ended December 31, 1998, aggregated $87,802,037 and $67,210,395, respectively. Purchases and sales of direct U.S. Government obligations for the year ended December 31, 1998, aggregated $26,364,622 and $27,422,008, respectively.

      The aggregate face value of futures contracts opened and closed for the year ended December, 1998 was $157,950,825.

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $123,561,541) .......................    $    159,363,805
Receivable for investments sold .............................................           1,028,375
Dividends and interest receivable ...........................................           1,048,993
Receivable for Portfolio shares sold ........................................             365,028
Other assets ................................................................                 732
                                                                                 ----------------
Total assets ................................................................         161,806,933

Liabilities
Due to custodian bank .......................................................              48,892
Payable for Portfolio shares redeemed .......................................              50,127
Accrued management fee ......................................................              61,059
Other payables and accrued expenses .........................................              14,906
                                                                                 ----------------
Total liabilities ...........................................................             174,984
                                                                                 ----------------
Net assets, at market value .................................................    $    161,631,949
                                                                                 ================
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ..................................           1,005,263
Net unrealized appreciation (depreciation) on investments ...................          35,802,264
Accumulated net realized gain ...............................................          12,798,487
Paid-in capital .............................................................         112,025,935
                                                                                 ----------------
Net assets, at market value .................................................    $    161,631,949
                                                                                 ================
Net asset value, offering and redemption price per share
   ($161,631,949 B 10,629,925 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ...........              $15.21
                                                                                           ======

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Dividends (net of foreign taxes withheld of $2,492) ..........................   $        703,676
Interest .....................................................................          3,762,804
                                                                                 ----------------
                                                                                        4,466,480
Expenses:
Management fee ...............................................................            648,870
Custodian fees ...............................................................             14,520
Accounting fees ..............................................................             60,893
Trustees' fees and expenses ..................................................             17,180
Auditing .....................................................................             12,596
Legal ........................................................................              2,751
Shareholder reports and other ................................................              3,457
                                                                                 ----------------
                                                                                          760,267
                                                                                 ----------------
Net investment income ........................................................          3,706,213
                                                                                 ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ..................................................................         12,908,331
Futures ......................................................................            (25,577)
Foreign currency related transactions ........................................                 (6)
                                                                                 ----------------
                                                                                       12,882,748
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................         12,183,259
Foreign currency related transactions ........................................                  9
                                                                                 ----------------
                                                                                       12,183,268
                                                                                 ----------------
Net gain (loss) on investment transactions ...................................         25,066,016
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ..............   $     28,772,229
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Years Ended December 31,

Increase (Decrease) in Net Assets                                       1998              1997
-----------------------------------------------------------------------------------------------------
Operations:
Net investment income ..........................................   $    3,706,213    $    2,817,310
Net realized gain (loss) from investment transactions ..........       12,882,748         6,087,508
Net unrealized appreciation (depreciation) on investment
   transactions during the period ..............................       12,183,268        13,062,144
                                                                   --------------    --------------
Net increase in net assets resulting from operations ...........       28,772,229        21,966,962
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income ..........................................       (3,532,592)       (2,678,045)
                                                                   --------------    --------------
Net realized gains from investment transactions ................       (6,021,605)       (4,951,322)
                                                                   --------------    --------------
Portfolio share transactions:
Proceeds from shares sold ......................................       36,814,365        24,546,671
Net asset value of shares issued to shareholders in
   reinvestment of distributions ...............................        9,554,198         7,629,367
Cost of shares redeemed ........................................      (22,327,861)      (16,483,255)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Portfolio share
   transactions ................................................       24,040,702        15,692,783
                                                                   --------------    --------------
Increase (decrease) in net assets ..............................       43,258,734        30,030,378
Net assets at beginning of period ..............................      118,373,215        88,342,837
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,005,263 and $811,442,
   respectively) ...............................................   $  161,631,949    $  118,373,215
                                                                   ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ......................        8,902,042         7,608,722
                                                                   --------------    --------------
Shares sold ....................................................        2,658,358         2,001,001
Shares issued to shareholders in reinvestment of
   distributions ...............................................          711,195           651,149
Shares redeemed ................................................       (1,641,670)       (1,358,830)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares ....................        1,727,883         1,293,320
                                                                   --------------    --------------
Shares outstanding at end of period ............................       10,629,925         8,902,042
                                                                   ==============    ==============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                               Years Ended December 31,
                                                                ----------------------------------------------------------
                                                                  1998        1997       1996        1995        1994
                                                                ----------------------------------------------------------
Net asset value, beginning of period ........................   $ 13.30     $ 11.61    $ 10.95     $  8.97     $ 10.23
                                                                -------     -------    -------     -------     -------
Income from investment operations:
Net investment income .......................................       .37         .34        .31         .30         .29
Net realized and unrealized gain (loss) on investment
  transactions ..............................................      2.56        2.32        .95        2.04        (.48)
                                                                -------     -------    -------     -------     -------
Total from investment operations ............................      2.93        2.66       1.26        2.34        (.19)
                                                                -------     -------    -------     -------     -------
Less distributions from:
Net investment income .......................................      (.36)       (.33)      (.30)       (.30)       (.30)
Net realized gains on investment transactions ...............      (.66)       (.64)      (.30)       (.06)       (.77)
                                                                -------     -------    -------     -------     -------
Total distributions .........................................     (1.02)       (.97)      (.60)       (.36)      (1.07)
                                                                -------     -------    -------     -------     -------
Net asset value, end of period ..............................   $ 15.21     $ 13.30    $ 11.61     $ 10.95     $  8.97
                                                                =======     =======    =======     =======     =======
Total Return (%) ............................................     23.19       24.21      11.89       26.67       (2.05)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................       162         118         88          68          46
Ratio of operating expenses to average daily net
  assets (%) ................................................       .56         .57        .60         .65         .75
Ratio of net investment income to average daily net
  assets (%) ................................................      2.71        2.73       2.82        3.01        3.19
Portfolio turnover rate (%) .................................     74.08       43.10      67.56       87.98      101.64

(a)   Based on monthly average shares outstanding during the period.

                           GROWTH AND INCOME PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1998

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.2%
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5.0%
   to be repurchased at $6,354,528 on 1/4/1999, collateralized by a $6,301,000
   U.S. Treasury Bill, 5.875%, 6/30/2000 (Cost $6,351,000) .....................       6,351,000          6,351,000
                                                                                                        -----------
CONVERTIBLE PREFERRED STOCKS 0.6%
-------------------------------------------------------------------------------------------------------------------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------
Health

Biotechnology
Monsanto Co., 6.5%, Adjustable Conversion Rate Equity* (Cost $1,049,852) .......          25,700          1,259,300
                                                                                                        -----------
COMMON STOCKS 96.2%
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.8%

Department & Chain Stores 1.7%
May Department Stores ..........................................................          30,900          1,865,588
Sears, Roebuck & Co. ...........................................................          38,400          1,632,000
                                                                                                        -----------
                                                                                                          3,497,588
                                                                                                        -----------
Hotels & Casinos 0.1%
Homestead Village, Inc.* .......................................................           3,562             16,029
                                                                                                        -----------
Consumer Staples 6.8%

Alcohol & Tobacco 2.1%
Philip Morris Companies, Inc. ..................................................          63,900          3,418,650
RJR Nabisco Holdings Corp. .....................................................          24,780            735,656
                                                                                                        -----------
                                                                                                          4,154,306
                                                                                                        -----------
Food & Beverage 3.1%
H.J. Heinz Co. .................................................................          76,800          4,348,800
Unilever NV (New York shares) ..................................................          21,800          1,808,038
                                                                                                        -----------
                                                                                                          6,156,838
                                                                                                        -----------
Package Goods/Cosmetics 1.6%
Avon Products Inc. .............................................................          73,400          3,247,950
                                                                                                        -----------
Health 6.7%

Pharmaceuticals
American Home Products Corp. ...................................................          99,500          5,603,094
Bristol-Myers Squibb Co. .......................................................          34,000          4,549,625
SmithKline Beecham PLC (ADR) ...................................................          30,200          2,098,900
Zeneca Group PLC (ADR) .........................................................          21,700            973,788
                                                                                                        -----------
                                                                                                         13,225,407
                                                                                                        -----------
Communications 12.0%

Telephone/Communications
Alltel Corp. ...................................................................          51,100          3,056,419
Bell Atlantic Corp. ............................................................          93,250          5,297,766
BellSouth Corp. ................................................................          77,000          3,840,375
Frontier Corp. .................................................................          64,300          2,186,200
GTE Corp. ......................................................................          59,400          4,005,788

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Sprint Corp. ...................................................................          46,600          3,920,225
Telesp Participacoes S.A. (ADR)* ...............................................          67,400          1,491,225
                                                                                                        -----------
                                                                                                         23,797,998
                                                                                                        -----------
Financial 19.2%

Banks 8.9%
Bank One Corp. .................................................................          36,900          1,884,206
BankAmerica Corp. (New) ........................................................          55,400          3,330,925
Bankers Trust New York Corp. ...................................................          13,100          1,119,231
Chase Manhattan Corp. ..........................................................          41,300          2,810,981
First Union Corp. ..............................................................          61,008          3,710,049
Fleet Financial Group Inc. .....................................................          34,800          1,555,125
KeyCorp ........................................................................          55,100          1,763,200
US Bancorp .....................................................................          41,600          1,476,800
                                                                                                        -----------
                                                                                                         17,650,517
                                                                                                        -----------
Insurance 3.8%
EXEL Ltd. ......................................................................          68,742          5,155,650
Lincoln National Corp. .........................................................          13,900          1,137,194
Safeco Corp. ...................................................................          27,500          1,180,781
                                                                                                        -----------
                                                                                                          7,473,625
                                                                                                        -----------
Other Financial Companies 1.5%
Federal National Mortgage Association ..........................................          39,100          2,893,400
                                                                                                        -----------
Real Estate 5.0%
Archstone Communities Trust (REIT) .............................................          91,887          1,860,712
Arden Realty Group, Inc. .......................................................          31,800            737,363
Boston Properties, Inc. (REIT) .................................................          38,300          1,168,150
Equity Office Properties Trust (REIT) ..........................................          54,400          1,305,600
Equity Residential Properties Trust (REIT) .....................................          23,400            946,238
General Growth Properties, Inc. (REIT) .........................................          10,200            386,325
Health Care Property Investment Inc. (REIT) ....................................          27,100            833,325
Nationwide Health Properties Inc. (REIT) .......................................          50,900          1,097,531
ProLogis Trust (REIT) ..........................................................          80,944          1,679,588
                                                                                                        -----------
                                                                                                         10,014,832
                                                                                                        -----------
Service Industries 0.2%

Environmental Services
Browning Ferris Industries .....................................................          16,700            474,906
                                                                                                        -----------
Durables 8.7%

Aerospace 3.6%
Lockheed Martin Corp. ..........................................................          33,388          2,829,633
Northrop Grumman Corp. .........................................................          27,600          2,018,250
Rockwell International Corp. (New) .............................................          48,200          2,340,713
                                                                                                        -----------
                                                                                                          7,188,596
                                                                                                        -----------
Automobiles 3.3%
Dana Corp. .....................................................................          49,120          2,007,780
Ford Motor Co. .................................................................          58,300          3,421,481
Meritor Automotive, Inc. .......................................................          49,033          1,038,887
                                                                                                        -----------
                                                                                                          6,468,148
                                                                                                        -----------
Construction/Agricultural Equipment 1.2%
Caterpillar Inc. ...............................................................          23,300          1,071,800
PACCAR, Inc. ...................................................................          30,700          1,262,538
                                                                                                        -----------
                                                                                                          2,334,338
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Tires 0.6%
Goodyear Tire & Rubber Co. .....................................................          24,200          1,220,588
                                                                                                        -----------
Manufacturing 17.0%

Chemicals 5.5%
Akzo Nobel N.V. (ADR) ..........................................................          45,400          2,025,975
Dow Chemical Co. ...............................................................          19,100          1,736,906
E.I. du Pont de Nemours & Co. ..................................................          26,600          1,411,463
Eastman Chemical Co. ...........................................................          32,000          1,432,000
Imperial Chemical Industries PLC ...............................................          50,000            433,627
Imperial Chemical Industries PLC (ADR) (New) ...................................          71,600          2,501,525
Lyondell Chemical Co. ..........................................................          76,168          1,371,024
                                                                                                        -----------
                                                                                                         10,912,520
                                                                                                        -----------
Containers & Paper 1.6%
Boise Cascade Corp. ............................................................          31,231            968,161
Temple-Inland Inc. .............................................................          38,100          2,259,806
                                                                                                        -----------
                                                                                                          3,227,967
                                                                                                        -----------
Diversified Manufacturing 1.1%
Canadian Pacific Ltd. (Ord.) ...................................................          63,500          1,189,744
Olin Corp. .....................................................................          33,500            948,469
                                                                                                        -----------
                                                                                                          2,138,213
                                                                                                        -----------
Electrical Products 1.4%
Emerson Electric Co. ...........................................................          23,000          1,391,500
Thomas & Betts Corp. ...........................................................          32,000          1,386,000
                                                                                                        -----------
                                                                                                          2,777,500
                                                                                                        -----------
Industrial Specialty 3.1%
Corning Inc. ...................................................................         135,800          6,110,991
                                                                                                        -----------
Machinery/Components/Controls 0.7%
Parker-Hannifin Corp. ..........................................................          43,100          1,411,525
                                                                                                        -----------
Office Equipment/Supplies 3.4%
Xerox Corp. ....................................................................          56,900          6,714,200
                                                                                                        -----------
Specialty Chemicals 0.2%
Witco Corp. ....................................................................          33,000            525,938
                                                                                                        -----------
Energy 9.2%

Oil & Gas Production 0.7%
Conoco Inc. "A"* ...............................................................          68,900          1,438,288
                                                                                                        -----------
Oil Companies 7.0%
British Petroleum PLC (ADR) ....................................................          24,311          2,178,873
Mobil Corp. ....................................................................          22,200          1,934,175
Royal Dutch Petroleum Co. (New York shares) ....................................          21,000          1,005,375
Societe Nationale Elf Aquitaine (ADR) ..........................................          44,156          2,500,334
Texaco Inc. ....................................................................          52,600          2,781,225
Total SA (ADR) .................................................................          36,066          1,794,284
YPF S.A. "D" (ADR) .............................................................          62,400          1,743,300
                                                                                                        -----------
                                                                                                         13,937,566
                                                                                                        -----------
Oil/Gas Transmission 1.5%
Williams Cos., Inc. ............................................................          96,600          3,012,713
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Metals & Minerals 2.0%

Steel & Metals
Allegheny Teledyne Inc. ........................................................         126,252          2,580,275
Freeport McMoRan Copper & Gold, Inc. "A" .......................................          37,100            359,406
Oregon Steel Mills, Inc. .......................................................          13,500            160,313
Phelps Dodge Corp. .............................................................           7,200            366,300
Reynolds Metals Co. ............................................................          11,300            595,369
                                                                                                        -----------
                                                                                                          4,061,663
                                                                                                        -----------
Construction 3.4%

Building Products 1.3%
Georgia Pacific Group ..........................................................          43,700          2,559,181
                                                                                                        -----------
Forest Products 2.1%
Georgia Pacific Timber Group ...................................................          27,200            647,700
Westvaco Corp. .................................................................          32,400            868,725
Weyerhaeuser Co. ...............................................................          52,600          2,672,738
                                                                                                        -----------
                                                                                                          4,189,163
                                                                                                        -----------
Transportation 2.9%

Railroads
CSX Corp. ......................................................................          92,900          3,855,350
Norfolk Southern Corp. .........................................................          57,400          1,818,863
                                                                                                        -----------
                                                                                                          5,674,213
                                                                                                        -----------
Utilities 6.3%

Electric Utilities
CINergy Corp. ..................................................................          60,900          2,093,438
Duke Energy Corp. ..............................................................          41,736          2,673,713
PacifiCorp .....................................................................         104,500          2,201,031
Southern Company ...............................................................          65,600          1,906,500
Unicom Corp. ...................................................................          69,800          2,691,663
Wisconsin Energy Corp. .........................................................          30,000            943,125
                                                                                                        -----------
                                                                                                         12,509,470
                                                                                                        -----------
Total Common Stocks (Cost $165,889,639) ........................................                        191,016,177
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $173,290,491) (a) ...................                        198,626,477
                                                                                                        ===========
-------------------------------------------------------------------------------------------------------------------

 *    Non-income producing security.

(a) At December 31, 1998, the net unrealized appreciation on investments based on cost for (a) federal income tax purposes of $173,199,612 was as follows:

      Aggregate gross unrealized appreciation for all
        investments in which there is an excess of market
        value over tax cost ....................................   $ 34,984,191

      Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax
        cost over market value .................................      9,557,326
                                                                   ------------
      Net unrealized appreciation ..............................   $ 25,426,865
                                                                   ============

      Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1998, aggregated $95,076,417 and $68,623,061, respectively.

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $173,290,491) ......................     $     198,626,477
Receivable for investments sold ............................................                16,874
Dividends and interest receivable ..........................................               374,147
Foreign taxes recoverable ..................................................                41,673
Receivable for Portfolio shares sold .......................................               197,333
Other assets ...............................................................                   534
                                                                                 -----------------
Total assets ...............................................................           199,257,038

Liabilities
Payable for investments purchased ..........................................               148,440
Payable for Portfolio shares redeemed ......................................               250,275
Accrued management fee .....................................................                77,417
Other payables and accrued expenses ........................................                52,908
                                                                                 -----------------
Total liabilities ..........................................................               529,040
                                                                                 -----------------
Net assets, at market value ................................................     $     198,727,998
                                                                                 =================
Net Assets
Net assets consist of:
Undistributed net investment income (loss) .................................             1,276,374
Net unrealized appreciation (depreciation) on:
Investments ................................................................            25,335,986
Foreign currency related transactions ......................................                    66
Accumulated net realized gain ..............................................            14,163,871
Paid-in capital ............................................................           157,951,701
                                                                                 -----------------
Net assets, at market value ................................................     $     198,727,998
                                                                                 =================
Class A
Net asset value, offering and redemption price per share
   ($184,488,069 / 16,394,977 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..........                $11.25
                                                                                            ======
Class B
Net asset value, offering and redemption price per share
   ($14,239,929 / 1,267,444 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..........                $11.24
                                                                                            ======

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $27,724) ........................    $      5,128,483
Interest ....................................................................             342,362
                                                                                 ----------------
                                                                                        5,470,845
Expenses:
Management fee ..............................................................             874,193
Accounting fees .............................................................              89,604
Trustees' fees and expenses .................................................              16,887
Distribution fees (Class B) .................................................              27,209
Custodian fees ..............................................................              24,964
Auditing ....................................................................              16,899
Legal .......................................................................               4,993
Shareholder reports and other ...............................................               7,204
                                                                                 ----------------
                                                                                        1,061,953
                                                                                 ----------------
Net investment income .......................................................           4,408,892
                                                                                 ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments .................................................................          14,144,361
Foreign currency related transactions .......................................              (4,635)
                                                                                 ----------------
                                                                                       14,139,726
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments .................................................................          (7,231,922)
Foreign currency related transactions .......................................                 213
                                                                                 ----------------
                                                                                       (7,231,709)
                                                                                 ----------------
Net gain (loss) on investment transactions ..................................           6,908,017
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations .............    $     11,316,909
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Years Ended December 31,

Increase (Decrease) in Net Assets                                             1998              1997
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...............................................    $    4,408,892    $    3,168,725
Net realized gain (loss) from investment transactions ...............        14,139,726        11,499,153
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...................................        (7,231,709)       16,941,421
                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations .....        11,316,909        31,609,299
                                                                         --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) .....................................        (3,753,510)       (2,910,650)
                                                                         --------------    --------------
Net investment income (Class B) .....................................          (233,817)          (36,879)
                                                                         --------------    --------------
Net realized gains from investment transactions (Class A) ...........       (10,931,939)       (3,884,391)
                                                                         --------------    --------------
Net realized gains from investment transactions (Class B) ...........          (570,394)               --
                                                                         --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold ...........................................        75,991,394        62,828,541
Net asset value of shares issued to shareholders in
   reinvestment of distributions ....................................        14,685,449         6,795,041
Cost of shares redeemed .............................................       (59,210,902)      (28,405,112)
                                                                         --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions .....................................................        31,465,941        41,218,470
                                                                         --------------    --------------
Class B*
Proceeds from shares sold ...........................................         9,860,282         6,839,326
Net asset value of shares issued to shareholders in
   reinvestment of distributions ....................................           804,210            36,879
Cost of shares redeemed .............................................        (2,833,290)         (359,995)
                                                                         --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions .....................................................         7,831,202         6,516,210
                                                                         --------------    --------------
Increase (decrease) in net assets ...................................        35,124,392        72,512,059
Net assets at beginning of period ...................................       163,603,606        91,091,547
                                                                         --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,276,374 and $927,946, respectively) ......    $  198,727,998    $  163,603,606
                                                                         ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................        13,656,612         9,724,734
                                                                         --------------    --------------
Shares sold .........................................................         6,776,744         6,010,142
Shares issued to shareholders in reinvestment of distributions ......         1,299,618           689,859
Shares redeemed .....................................................        (5,337,997)       (2,768,123)
                                                                         --------------    --------------
Net increase (decrease) in Portfolio shares .........................         2,738,365         3,931,878
                                                                         --------------    --------------
Shares outstanding at end of period .................................        16,394,977        13,656,612
                                                                         ==============    ==============
Class B*
Shares outstanding at beginning of period ...........................           593,475                --
                                                                         --------------    --------------
Shares sold .........................................................           859,390           622,208
Shares issued to shareholders in reinvestment of distributions ......            71,382             3,342
Shares redeemed .....................................................          (256,803)          (32,075)
                                                                         --------------    --------------
Net increase (decrease) in Portfolio shares .........................           673,969           593,475
                                                                         --------------    --------------
Shares outstanding at end of period .................................         1,267,444           593,475
                                                                         ==============    ==============

* Prior period information is for the period May 1, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

   Class A (c)
-----------------

                                                                                                   For the Period
                                                                                                     May 2, 1994
                                                                                                    (commencement
                                                            Years Ended December 31,              of operations) to
                                                  -----------------------------------------------   December 31,
                                                    1998        1997       1996        1995             1994
                                                  ----------------------------------------------------------------
Net asset value, beginning of period ...........  $ 11.48     $  9.37    $  7.98     $  6.26          $ 6.00(b)
                                                  -------     -------    -------     -------          ------
Income from investment operations:
Net investment income ..........................      .27         .27        .27         .23             .13
Net realized and unrealized gain (loss) on
  investment transactions ......................      .54        2.47       1.46        1.72             .17
                                                  -------     -------    -------     -------          ------
Total from investment operations ...............      .81        2.74       1.73        1.95             .30
                                                  -------     -------    -------     -------          ------
Less distributions from:
Net investment income ..........................     (.25)       (.26)      (.23)       (.19)           (.04)
Net realized gains on investment transactions ..     (.79)       (.37)      (.11)       (.04)             --
                                                  -------     -------    -------     -------          ------
Total distributions ............................    (1.04)       (.63)      (.34)       (.23)           (.04)
                                                  -------     -------    -------     -------          ------
Net asset value, end of period .................  $ 11.25     $ 11.48    $  9.37     $  7.98          $ 6.26
                                                  =======     =======    =======     =======          ======
Total Return (%) ...............................     7.18       30.47      22.17       31.74            4.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........      184         157         91          52              20
Ratio of operating expenses, net to average
  daily net assets (%) .........................      .56         .58        .66         .75             .75*
Ratio of operating expenses, before reductions,
  to average daily net assets (%) ..............      .56         .58        .66         .75            1.62*
Ratio of net investment income to average
  daily net assets (%) .........................     2.41        2.54       3.14        3.18            3.63*
Portfolio turnover rate (%) ....................    38.70       28.41      32.18       24.33           28.41*

(a) Based on monthly average shares outstanding during the period.
(b) Original capital.
(c) On May 1, 1997 existing shares were designated as Class A shares.
*   Annualized
**  Not annualized

                           GROWTH AND INCOME PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

    Class B
--------------

                                                                                                   For the Period
                                                                                                     May 1, 1997
                                                                                                    (commencement
                                                                                                 of sale of Class B
                                                                                  Year Ended         shares) to
                                                                                  December 31,      December 31,
                                                                                     1998               1997
                                                                               -----------------------------------
Net asset value, beginning of period ..........................................     $11.47            $ 9.44
                                                                                    ------            ------
Income from investment operations:
Net investment income .........................................................        .25               .14
Net realized and unrealized gain (loss) on investment transactions ............        .54              2.02
                                                                                    ------            ------
Total from investment operations ..............................................        .79              2.16
                                                                                    ------            ------
Less distributions from:
Net investment income .........................................................       (.23)             (.13)
Net realized gains on investment transactions .................................       (.79)               --
                                                                                    ------            ------
                                                                                     (1.02)             (.13)
                                                                                    ------            ------
Net asset value, end of period ................................................     $11.24            $11.47
                                                                                    ======            ======
Total Return (%) ..............................................................       6.95             22.89**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................         14                 7
Ratio of operating expenses to average daily net assets (%) ...................        .79               .80*
Ratio of net investment income to average daily net assets (%) ................       2.20              2.13*
Portfolio turnover rate (%) ...................................................      38.70             28.41

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized

                            CAPITAL GROWTH PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1998

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.8%
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5.0%
   to be repurchased at $33,898,822 on 1/4/1999, collateralized by a $31,820,000
   U.S. Treasury Note, 5.875%, 11/15/2005 (Cost $33,880,000) ......................   33,880,000         33,880,000
                                                                                                       ------------
COMMON STOCKS 96.2%
-------------------------------------------------------------------------------------------------------------------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 13.5%

Department & Chain Stores 9.5%
Dayton Hudson Corp. ...............................................................      396,100         21,488,425
Home Depot, Inc. ..................................................................      454,500         27,809,719
Rite Aid Corp. ....................................................................      297,800         14,759,713
Wal-Mart Stores Inc. ..............................................................      153,700         12,516,944
Walgreen Co. ......................................................................      150,600          8,819,513
                                                                                                       ------------
                                                                                                         85,394,314
                                                                                                       ------------
Hotels & Casinos 1.3%
Carnival Corp. "A" ................................................................      248,000         11,904,000
                                                                                                       ------------
Specialty Retail 2.7%
AutoZone, Inc.* ...................................................................      203,850          6,714,309
Office Depot Inc.* ................................................................      480,000         17,730,000
                                                                                                       ------------
                                                                                                         24,444,309
                                                                                                       ------------
Consumer Staples 6.6%

Alcohol & Tobacco 3.0%
Anheuser-Busch Companies, Inc. ....................................................      173,700         11,399,063
Philip Morris Companies, Inc. .....................................................      297,800         15,932,300
                                                                                                       ------------
                                                                                                         27,331,363
                                                                                                       ------------
Food & Beverage 1.0%
Albertson's Inc. ..................................................................      137,900          8,782,506
                                                                                                       ------------
Package Goods/Cosmetics 2.6%
Procter & Gamble Co. ..............................................................      256,700         23,439,919
                                                                                                       ------------
Health 13.9%

Biotechnology 0.9%
Amgen Inc.* .......................................................................       77,900          8,145,419
                                                                                                       ------------
Medical Supply & Specialty 1.9%
Becton, Dickinson & Co. ...........................................................      405,400         17,305,513
                                                                                                       ------------
Pharmaceuticals 11.1%
American Home Products Corp. ......................................................      207,500         11,684,844
Baxter International Inc. .........................................................      200,800         12,913,950
Bristol-Myers Squibb Co. ..........................................................      146,100         19,550,006
Pfizer, Inc. ......................................................................      174,500         21,888,844
Schering-Plough Corp. .............................................................      447,400         24,718,850
Warner-Lambert Co. ................................................................      123,900          9,315,731
                                                                                                       ------------
                                                                                                        100,072,225
                                                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Communications 3.5%

Telephone/Communications
MCI WorldCom, Inc. ................................................................      438,000         31,426,493
                                                                                                       ------------
Financial 13.5%

Banks 1.3%
BankAmerica Corp. (New) ...........................................................      199,682         12,005,880
                                                                                                       ------------
Insurance 6.4%
Allstate Corp. ....................................................................      197,700          7,636,163
American International Group, Inc. ................................................      220,775         21,332,384
EXEL Ltd. .........................................................................      232,800         17,460,000
MBIA, Inc. ........................................................................      169,900         11,139,069
                                                                                                       ------------
                                                                                                         57,567,616
                                                                                                       ------------
Consumer Finance 3.7%
American Express Company ..........................................................      107,000         10,940,750
Associates First Capital Corp. ....................................................      241,500         10,233,563
CitiGroup Inc. ....................................................................      249,950         12,372,525
                                                                                                       ------------
                                                                                                         33,546,838
                                                                                                       ------------
Other Financial Companies 2.1%
Federal National Mortgage Association .............................................      261,500         19,351,000
                                                                                                       ------------
Media 7.0%

Advertising 2.3%
Omnicom Group, Inc. ...............................................................      357,700         20,746,600
                                                                                                       ------------
Broadcasting & Entertainment 1.1%
Infinity Broadcasting Corp. (New)* ................................................      178,400          4,883,700
Viacom Inc. "B"* ..................................................................       63,400          4,691,600
                                                                                                       ------------
                                                                                                          9,575,300
                                                                                                       ------------
Cable Television 2.2%
Tele-Communications Inc. (New) "A"* ...............................................      421,050         19,394,616
                                                                                                       ------------
Print Media 1.4%
Tribune Co. (New) .................................................................      197,500         13,035,000
                                                                                                       ------------
Service Industries 2.2%

Investment 0.6%
Franklin Resources, Inc. ..........................................................      174,000          5,568,000
                                                                                                       ------------
Miscellaneous Consumer Services 1.6%
Service Corp. International .......................................................      382,650         14,564,616
                                                                                                       ------------
Durables 4.6%

Aerospace 2.6%
Lockheed Martin Corp. .............................................................       82,100          6,957,975
United Technologies Corp. .........................................................      147,300         16,018,875
                                                                                                       ------------
                                                                                                         22,976,850
                                                                                                       ------------
Automobiles 0.8%
Magna International, Inc. "A" .....................................................      122,500          7,595,000
                                                                                                       ------------
Telecommunications Equipment 1.2%
Nokia Corp. "A" (ADR) .............................................................       86,100         10,369,669
                                                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Manufacturing 6.3%

Chemicals 0.5%
Sigma-Aldrich Corp. ...............................................................      161,800          4,752,875
                                                                                                       ------------
Diversified Manufacturing 3.0%
General Electric Co. ..............................................................      142,000         14,492,875
Textron, Inc. .....................................................................      159,300         12,096,844
                                                                                                       ------------
                                                                                                         26,589,719
                                                                                                       ------------
Electrical Products 1.0%
Emerson Electric Co. ..............................................................      156,050          9,441,025
                                                                                                       ------------
Machinery/Components/Controls 1.8%
Parker-Hannifin Corp. .............................................................      489,250         16,022,938
                                                                                                       ------------
Technology 17.8%

Computer Software 3.3%
Computer Associates International, Inc. ...........................................      276,300         11,777,288
Microsoft Corp.* ..................................................................       53,100          7,364,306
Sterling Commerce, Inc.* ..........................................................      237,600         10,692,000
                                                                                                       ------------
                                                                                                         29,833,594
                                                                                                       ------------
Diverse Electronic Products 0.6%
Applied Materials, Inc.* ..........................................................      136,100          5,809,769
                                                                                                       ------------
EDP Peripherals 1.2%
EMC Corp. MASS* ...................................................................      126,800         10,778,000
                                                                                                       ------------
Electronic Data Processing 7.9%
Compaq Computer Corp. .............................................................      492,800         20,666,800
Hewlett-Packard Co. ...............................................................      171,500         11,715,594
International Business Machines Corp. .............................................       76,300         14,096,425
Sun Microsystems, Inc.* ...........................................................      286,500         24,531,563
                                                                                                       ------------
                                                                                                         71,010,382
                                                                                                       ------------
Office/Plant Automation 1.5%
Cisco Systems, Inc.* ..............................................................      143,600         13,327,875
                                                                                                       ------------
Semiconductors 3.3%
Intel Corp. .......................................................................      205,600         24,376,450
Linear Technology Corp. ...........................................................       55,900          5,006,544
                                                                                                       ------------
                                                                                                         29,382,994
                                                                                                       ------------
Energy 6.8%

Oil & Gas Production 1.8%
Royal Dutch Petroleum Co. (New York shares) .......................................      330,000         15,798,750
                                                                                                       ------------
Oil Companies 2.8%
Exxon Corp. .......................................................................      173,200         12,665,250
Mobil Corp. .......................................................................      139,300         12,136,513
                                                                                                       ------------
                                                                                                         24,801,763
                                                                                                       ------------
Oil/Gas Transmission 1.0%
Williams Cos., Inc. ...............................................................      304,300          9,490,356
                                                                                                       ------------
Oilfield Services/Equipment 1.2%
Schlumberger Ltd. .................................................................      236,400         10,903,950
                                                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Transportation 0.5%

Railroads
Wisconsin Central Transportation Co.* .............................................      270,100          4,642,344
                                                                                                        -----------
Total Common Stocks (Cost $616,026,616) ...........................................                     867,129,380
                                                                                                        -----------

-------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $649,906,616) (a) ......................                     901,009,380
                                                                                                        ===========
-------------------------------------------------------------------------------------------------------------------

 *    Non-income producing security.

(a) At December 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $649,978,917 was as follows:

      Aggregate gross unrealized appreciation for all
        investments in which there is an excess of market
        value over tax cost ....................................    $266,183,362
      Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax
        cost over market value .................................      15,152,899
                                                                    ------------
      Net unrealized appreciation ..............................    $251,030,463
                                                                    ============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1998, aggregated $469,880,825 and $406,409,056, respectively.
--------------------------------------------------------------------------------
      From November 1, 1998 through December 31, 1998, the Capital Growth Portfolio incurred approximately $1,300,000 of net realized capital losses. As permitted by tax regulations, the portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $649,906,616) .......................    $    901,009,380
Cash ........................................................................                 246
Foreign taxes recoverable ...................................................              10,794
Dividends and interest receivable ...........................................             562,552
Receivable for Portfolio shares sold ........................................             454,870
Other assets ................................................................               2,883
                                                                                 ----------------
Total assets ................................................................         902,040,725

Liabilities
Payable for investments purchased ...........................................             154,442
Payable for Portfolio shares redeemed .......................................             189,186
Accrued management fee ......................................................             333,728
Other payables and accrued expenses .........................................              24,862
                                                                                 ----------------
Total liabilities ...........................................................             702,218
                                                                                 ----------------
Net assets, at market value .................................................    $    901,338,507
                                                                                 ================
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ..................................           1,303,149
Net unrealized appreciation (depreciation) on:
Investments .................................................................         251,102,764
Foreign currency related transactions .......................................                 288
Accumulated net realized gain (loss) ........................................          93,971,208
Paid-in capital .............................................................         554,961,098
                                                                                 ----------------
Net assets, at market value .................................................    $    901,338,507
                                                                                 ================
Class A
Net asset value, offering and redemption price per share ($900,510,448
   / 37,591,894 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ...........              $23.95
                                                                                           ======
Class B
Net asset value, offering and redemption price per share ($828,059 /
   34,617 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .....................              $23.92
                                                                                           ======

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $143,486) ......................     $      7,784,320
Interest ...................................................................            1,956,948
                                                                                 ----------------
                                                                                        9,741,268
Expenses:
Management fee .............................................................            3,628,132
Custodian fees .............................................................               34,641
Accounting fees ............................................................              134,186
Trustees' fees and expenses ................................................               17,330
Distribution fees (Class B) ................................................                1,748
Auditing ...................................................................               57,729
Legal ......................................................................               28,278
Shareholder reports and other ..............................................               11,688
                                                                                 ----------------
                                                                                        3,913,732
                                                                                 ----------------
Net investment income ......................................................            5,827,536
                                                                                 ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ................................................................           94,147,944
Foreign currency related transactions ......................................                 (519)
                                                                                 ----------------
                                                                                       94,147,425
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ................................................................           60,345,147
Foreign currency related transactions ......................................                  314
                                                                                 ----------------
                                                                                       60,345,461
                                                                                 ----------------
Net gain (loss) on investment transactions .................................          154,492,886
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ............     $    160,320,422
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                    CAPITAL GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Years Ended December 31,

Increase (Decrease) in Net Assets                                            1998              1997
----------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...............................................   $    5,827,536    $    5,491,160
Net realized gain (loss) from investment transactions ...............       94,147,425        37,539,012
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...................................       60,345,461       119,146,257
                                                                        --------------    --------------
Net increase (decrease) in net assets resulting from operations .....      160,320,422       162,176,429
                                                                        --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) .....................................       (5,931,987)       (5,641,454)
                                                                        --------------    --------------
Net investment income (Class B) .....................................           (3,769)           (1,600)
                                                                        --------------    --------------
Net realized gain from investment transactions (Class A) ............      (37,496,910)               --
                                                                        --------------    --------------
Net realized gain from investment transactions (Class B) ............          (31,248)      (33,950,004)
                                                                        --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold ...........................................      221,448,528       214,983,317
Net asset value of shares issued to shareholders in
   reinvestment of distributions ....................................       43,428,896        39,591,458
Cost of shares redeemed .............................................     (156,849,029)     (141,850,976)
                                                                        --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions .....................................................      108,028,395       112,723,799
                                                                        --------------    --------------
Class B*
Proceeds from shares sold ...........................................          449,018           530,116
Net asset value of shares issued to shareholders in
   reinvestment of distributions ....................................           35,017             1,600
Cost of shares redeemed .............................................         (348,013)           (2,612)
                                                                        --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions .....................................................          136,022           529,104
                                                                        --------------    --------------
Increase (decrease) in net assets ...................................      225,020,925       235,836,274
Net assets at beginning of period ...................................      676,317,582       440,481,308
                                                                        --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,303,149 and $1,414,095, respectively) ....   $  901,338,507    $  676,317,582
                                                                        ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................       32,750,652        26,691,077
                                                                        --------------    --------------
Shares sold .........................................................       10,227,932        11,288,114
Shares issued to shareholders in reinvestment of distributions ......        2,045,403         2,340,808
Shares redeemed .....................................................       (7,432,093)       (7,569,347)
                                                                        --------------    --------------
Net increase (decrease) in Portfolio shares .........................        4,841,242         6,059,575
                                                                        --------------    --------------
Shares outstanding at end of period .................................       37,591,894        32,750,652
                                                                        ==============    ==============
Class B*
Shares outstanding at beginning of period ...........................           26,545                --
                                                                        --------------    --------------
Shares sold .........................................................           22,532            26,593
Shares issued to shareholders in reinvestment of distributions ......            1,651                80
Shares redeemed .....................................................          (16,111)             (128)
                                                                        --------------    --------------
Net increase (decrease) in Portfolio shares .........................            8,072            26,545
                                                                        --------------    --------------
Shares outstanding at end of period .................................           34,617            26,545
                                                                        ==============    ==============

* Prior period Class B activity is for the period from May 12, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

     Class A (b)
--------------------

                                                                             Years Ended December 31,
                                                              ----------------------------------------------------------
                                                                1998        1997       1996        1995        1994
                                                              ----------------------------------------------------------
Net asset value, beginning of period ......................   $ 20.63     $ 16.50    $ 15.08     $ 12.23     $ 14.95
                                                              -------     -------    -------     -------     -------
Income from investment operations:
Net investment income .....................................       .16         .18        .19         .14         .06
Net realized and unrealized gain (loss) on investment
  transactions ............................................      4.46        5.39       2.68        3.25       (1.42)
                                                              -------     -------    -------     -------     -------
Total from investment operations ..........................      4.62        5.57       2.87        3.39       (1.36)
                                                              -------     -------    -------     -------     -------
Less distributions from:
Net investment income .....................................      (.17)       (.19)      (.19)       (.11)       (.05)
Net realized gains on investment transactions .............     (1.13)      (1.25)     (1.26)       (.43)      (1.31)
                                                              -------     -------    -------     -------     -------
Total distributions .......................................     (1.30)      (1.44)     (1.45)       (.54)      (1.36)
                                                              -------     -------    -------     -------     -------
Net asset value, end of period ............................   $ 23.95     $ 20.63    $ 16.50     $ 15.08     $ 12.23
                                                              =======     =======    =======     =======     =======
Total Return (%) ..........................................     23.23       35.76      20.13       28.65       (9.67)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................       901         676        440         338         257
Ratio of operating expenses to average daily net
  assets (%) ..............................................       .50         .51        .53         .57         .58
Ratio of net investment income to average daily net
  assets (%) ..............................................       .75         .96       1.27        1.06         .47
Portfolio turnover rate (%) ...............................     54.73       41.77      65.56      119.41       66.44

(a) Based on monthly average shares outstanding during the period.
(b) On May 12, 1997 existing shares were designated as Class A shares.

                            CAPITAL GROWTH PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

    Class B
--------------

                                                                                                  For the Period
                                                                                                   May 12, 1997
                                                                                                   (commencement
                                                                                                of sale of Class B
                                                                                  Year Ended        shares) to
                                                                                 December 31,      December 31,
                                                                                     1998              1997
                                                                               -----------------------------------
Net asset value, beginning of period ........................................       $20.61            $17.54
                                                                                    ------            ------
Income from investment operations:
Net investment income .......................................................          .11               .08
Net realized and unrealized gain (loss) on investment transactions ..........         4.45              3.08
                                                                                    ------            ------
Total from investment operations ............................................         4.56              3.16
                                                                                    ------            ------
Less distributions from:
Net investment income .......................................................         (.12)             (.09)
Net realized gains on investment transactions ...............................        (1.13)               --
                                                                                    ------            ------
Total distributions .........................................................        (1.25)             (.09)
                                                                                    ------            ------
Net asset value, end of period ..............................................       $23.92            $20.61
                                                                                    ======            ======
Total Return (%) ............................................................        22.94             18.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................................          .83               .55
Ratio of operating expenses to average daily net assets (%) .................          .75               .75*
Ratio of net investment income to average daily net assets (%) ..............          .49               .64*
Portfolio turnover rate (%) .................................................        54.73             41.77

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized

                           GLOBAL DISCOVERY PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1998

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 9.4%
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5% to be repurchased at $2,815,563 on 1/4/1999, collateralized by a $2,803,000 U.S.
   Treasury Note, 6.75%, 5/31/1999 (Cost $2,814,000) ...............................   2,814,000          2,814,000
                                                                                                         ----------
COMMON STOCKS 90.6%
-------------------------------------------------------------------------------------------------------------------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------
Australia 0.0%
CI Technologies Group, Ltd. (Developer of process monitoring and industrial
   automation software) ............................................................       4,900             12,311
                                                                                                         ----------
Austria 0.7%
Eybl International* (Producer of textiles for automobiles sold worldwide) ..........       1,100             28,618
Schoeller Bleckmann Oilfield Equipment AG (Manufacturer of components for oil
   and gas drilling equipment) .....................................................       1,226             59,086
Topcall International AG (Manufacturer of electronic messaging systems) ............         438            126,653
                                                                                                         ----------
                                                                                                            214,357
                                                                                                         ----------
Canada 0.1%
StressGen Biotechnologies Corp. "A"* (Developer of products for treatment of
   cancer and certain infectious diseases) .........................................      21,500             23,019
                                                                                                         ----------
Croatia 0.7%
Pliva D.D. (GDR) (Pharmaceutical company) ..........................................      12,420            206,172
                                                                                                         ----------
Finland 0.7%
JOT Automation Group Oyj* (Developer and manufacturer of high technology
   production automation systems and equipment) ....................................       3,000            124,143
Kone Oyj "B" (Manufacturer of elevators) ...........................................       1,704             76,863
Sponda Oyj* (Owner and manager of commercial rental properties) ....................       2,083             12,133
                                                                                                         ----------
                                                                                                            213,139
                                                                                                         ----------
France 3.4%
Altran Technologies, SA (Engineering and consulting services for aerospace,
   telecommunications and electronics fields) ......................................       2,839            684,488
Dassault Systemes SA (Computer aided design, manufacturing and engineering
  software) ........................................................................       3,208            150,732
Leon de Bruxelles SA (Operator of low cost family restaurants)                             2,018            151,594
Penauille Polyservices SA (Industrial cleaning and security services) ..............         113             31,529
                                                                                                         ----------
                                                                                                          1,018,343
                                                                                                         ----------
Germany 3.6%
Hawesko Holding AG* (Marketer of wines and liqueurs and related products) ..........       3,261            181,960
Kamps AG* (Producer and distributor of baked goods) ................................       1,294             83,850
Marscholflek Lautenschlaeger (pfd) (Leading independent life insurance company) ....         751            428,061
MobilCom AG (Provider of mobile telephone services) ................................         865            275,324
Pfeifer Vacuum Technology AG (ADR)* (Manufacturer of various pumps and vacuum
   systems) ........................................................................       3,172            121,329
                                                                                                         ----------
                                                                                                          1,090,524
                                                                                                         ----------
Greece 1.7%
Panafon Hellenic Telecommunications Co.* (Provider of mobile telephone services) ...      13,452            360,476
STET Hellas Telecom SA (ADR)* (Mobile telecommunication services) ..................       4,500            145,688
                                                                                                         ----------
                                                                                                            506,164
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Hungary 0.8%
Gedeon Richter Rt. (Pharmaceutical company) ........................................       2,200             93,759
Gedeon Richter Rt. (GDR) (Pharmaceutical company) ..................................       1,400             59,850
OTP Bank Rt (Savings and commercial bank) ..........................................         100              5,012
OTP Bank Rt (GDR) (Savings and commercial bank) ....................................       1,750             86,275
                                                                                                         ----------
                                                                                                            244,896
                                                                                                         ----------
Ireland 6.2%
Anglo Irish Bank Corp. PLC (Provider of financial services for business and
   private sectors) ................................................................     104,370            301,145
ESAT Telecom Group PLC* (ADR) (Provider of telecommunication services) .............       8,700            334,950
Green Property PLC (Conducts operations in property development, investment and
   trading) ........................................................................      26,683            156,418
Irish Continental Group PLC (Transporter of passengers, freight and containers
   between Ireland the U.K. and the continent) .....................................      15,951            188,605
Irish Life PLC (Provider of life and disability insurance and pensions) ............      32,926            309,496
Irish Permanent PLC (Retail financial services group) ..............................      13,732            206,278
Jury's Hotel Group PLC (Hotel operator) ............................................      37,736            286,236
Ryan Hotels PLC (Owner and operator of hotel chain) ................................      91,261             80,082
                                                                                                         ----------
                                                                                                          1,863,210
                                                                                                         ----------
Israel 1.3%
Check Point Software Technologies Ltd.* (Developer, marketer, and supporter of
   management solutions for active networks) .......................................       7,800            357,338
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
   benign vascular lesions) ........................................................       3,400             35,700
                                                                                                         ----------
                                                                                                            393,038
                                                                                                         ----------
Italy 1.7%
Aeroporti di Roma SpA (Manager of Fiumicino and Ciampino airports) .................      11,400             99,280
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and
   perfumes) .......................................................................      33,466            199,359
Safilo SpA (Manufacturer of frames for glasses) ....................................      38,943            206,785
                                                                                                         ----------
                                                                                                            505,424
                                                                                                         ----------
Japan 1.4%
Fujitsu Support and Service Inc. (Provider of information services and support
   for computer network systems) ...................................................       4,000            288,674
Riso Kagaku Corp. (Manufacturer of copying machines) ...............................       2,400            119,012
                                                                                                         ----------
                                                                                                            407,686
                                                                                                         ----------
Luxembourg 1.2%
Millicom International Cellular SA* (Developer and operator of cellular
   telephone networks) .............................................................       9,900            345,263
                                                                                                         ----------
Netherlands 2.2%
De Telegraaf Holding NV (Leading publisher of newspapers, magazines and books) .....       5,218            140,284
IHC Caland NV (Dredging and offshore services) .....................................       9,700            402,790
Tas Groep NV* (Software developer) .................................................      26,030            123,332
                                                                                                         ----------
                                                                                                            666,406
                                                                                                         ----------
Philippines 0.3%
International Container Terminal Services, Inc.* (Containerized cargo handling
   firm) ...........................................................................   1,161,335             97,027
                                                                                                         ----------
Portugal 4.4%
Jeronimo Martins SA (Food producer and retailer) ...................................      11,391            623,433
Telecel-Comunicacoes Pessoais, SA (Cellular communication services) ................       3,500            715,772
                                                                                                         ----------
                                                                                                          1,339,205
                                                                                                         ----------
Spain 1.6%
Aldeasa SA (Operator of airport duty-free shops) ...................................       3,750            147,235
TelePizza, SA* (Operator of fast food restaurants) .................................      33,612            319,281
                                                                                                         ----------
                                                                                                            466,516
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Sweden 0.6%
Kinnevik AB "B" (Diversified holding company) ......................................       4,135             97,011
OM Gruppen AB (Free) (Operator of financial exchanges and clearing organizations) ..       5,457             68,730
                                                                                                         ----------
                                                                                                            165,741
                                                                                                         ----------
Switzerland 2.2%
Gretag Imaging Group* (Manufacturer of image processing equipment and systems) .....       2,000            171,974
Kuoni Reisen AG (Registered) (Travel agency) .......................................          81            321,686
Lindt & Spruengli AG (Manufacturer of chocolate and confectionary products) ........           3              7,870
Phoenix Mecano AG (Bearer) (Manufacturer of housings and components for
   computers) ......................................................................         275            165,325
                                                                                                         ----------
                                                                                                            666,855
                                                                                                         ----------
United Kingdom 10.5%
ARM Holdings PLC* (Producer of RISC microprocessors, technology and software) ......       2,402             51,929
Aegis Group PLC (Leading independent media services group) .........................      41,366             59,849
Central European Media Enterprises Ltd. "A"* (Owner and operator of national and regional private commercial television stations in central Europe and
   Germany) ........................................................................      18,900            124,031
Computacenter PLC* (Information technology services) ...............................       4,422             32,357
Expro International Group PLC (Provider of oilfield services) ......................      33,041            151,105
Games Workshop Group PLC (Manufacturer of table top war game systems and
   miniatures) .....................................................................      12,651            109,401
ICON PLC (ADR)* (Pharmaceutical and biotechnological research and development
   services) .......................................................................       3,500            117,250
ITNET PLC* (Supplier of business process management services) ......................       7,099             55,634
Matalan PLC* (Clothing retailer) ...................................................      19,912            118,216
New Look Group PLC (Retailer of womenswear) ........................................      54,456            143,085
Provident Financial PLC* (Personal finance group) ..................................      43,957            645,477
RM PLC (Information technology solutions to educational markets) ...................      52,642            405,765
Regent Inns PLC (Owner and operator of hotels and restaurants) .....................      44,499             75,482
Serco Group PLC (Facilities management company) ....................................      54,731          1,048,978
Taylor Nelson Sofres PLC (Market research company) .................................      23,332             29,683
                                                                                                         ----------
                                                                                                          3,168,242
                                                                                                         ----------
United States 45.4%
Advent Software, Inc.* (Provider of stand-alone and client/server software
   products) .......................................................................         700             32,988
Aptargroup, Inc. (Manufacturer of packaging equipment components) ..................       9,200            258,175
Axogen Ltd. Units* (Future development of therapeutic products for treatment of
   neurological disorders) .........................................................       8,200            533,000
Barrett Resources Corp.* (Oil and gas exploration and production) ..................       5,000            120,000
Billing Concepts Corp.* (Billing and information management services) ..............      41,900            460,900
Black Box Corp.* (Manufacturer of wide area networking products, direct marketer
   of computer products) ...........................................................       3,000            113,625
CNF Transportation, Inc. (Trucking and air freight operator) .......................       7,400            277,963
Concentra Managed Care, Inc.* (Provider of integrated nonrisk-bearing workers'
   compensation managed care) ......................................................      11,500            122,906
Concord EFS, Inc.* (Electronic transaction authorization, processing, settlement
   and transfer services) ..........................................................       9,800            415,275
Dallas Semiconductor Corp. (Manufacturer of silicon integrated circuits and
   subsystems) .....................................................................       3,100            126,325
Eagle USA Airfreight, Inc.* (Airfreight forwarding services) .......................       1,100             26,950
Fiserv Inc.* (Data processing services) ............................................      14,500            745,844
G & K Services, Inc. "A" (Uniform rentals) .........................................       4,000            213,000
Harveys Casino Resorts (Owner and operator of hotel/casino properties) .............       9,000            249,188
Healthcare Recoveries, Inc.* (Provider of recovery services for private
   healthcare payors) ..............................................................       1,300             22,100
IDX Systems Corp.* (Provider of health care information systems to physician
   groups and academic medical centers) ............................................       8,466            372,504
Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing
   computer systems) ...............................................................       5,700            160,313
Network Appliance, Inc.* (Designer and manufacturer of network data storage
   devices) ........................................................................      44,200          1,988,995
North Fork Bancorporation, Inc. (Commercial and savings bank holding company) ......       1,150             27,528
S & P Mid-Cap 400 Depository Receipts (Security that represents ownership in the
   Mid-Cap SPDR Trust) .............................................................      17,700          1,290,994
Sepracor, Inc.* (Developer of enhanced forms of existing pharmaceuticals) ..........       5,000            437,813

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Sola International, Inc.* (Manufacturer of plastic eyeglass lenses) ................      16,300            281,175
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
   services) .......................................................................      23,925          1,076,625
Symbol Technologies Inc. (Manufacturer of bar code laser scanners) .................       8,650            553,059
Tiffany & Co. (Retailer of jewelry and gift items) .................................      11,900            617,313
Total Renal Care Holdings, Inc.* (Dialysis services for treatment of chronic
   kidney failure) .................................................................      15,666            463,126
VISX Inc.* (Developer of laser technologies and systems for vision correction) .....       9,200            804,425
Vincam Group Inc.* (Provider of solutions to complexities and costs of
   employment and personnel) .......................................................       2,350             41,272
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) .........      25,600          1,168,000
Wackenhut Corrections Corp.* (Manager of privatized correctional and detention
   facilities) .....................................................................       7,000            200,375
Wesley Jessen VisionCare, Inc.* (Manufacturer of soft contact lenses) ..............       6,600            183,150
Wisconsin Central Transportation Co.* (Operator of regional freight railroad) ......      15,700            269,844
                                                                                                         ----------
                                                                                                         13,654,750
                                                                                                         ----------
Total Common Stocks (Cost $21,522,696) .............................................                     27,268,288
                                                                                                         ----------
-------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $24,336,696) (a) ........................                     30,082,288
                                                                                                         ==========
-------------------------------------------------------------------------------------------------------------------

 *    Non-income producing security.

(a) At December 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $24,555,732 was as follows:

      Aggregate gross unrealized appreciation for all
        investments in which there is an excess of market
        value over tax cost ...................................     $  7,719,421

      Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax
        cost over market value ................................        2,192,865
                                                                    ------------
      Net unrealized appreciation .............................     $  5,526,556
                                                                    ============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1998, aggregated $16,913,018 and $11,931,278, respectively.

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $24,336,696) ........................    $     30,082,288
Foreign currency, at market (cost $194,210) .................................             194,132
Foreign taxes recoverable ...................................................               2,366
Dividends and interest receivable ...........................................              34,335
Receivable for Portfolio shares sold ........................................              16,642
Other assets ................................................................                 125
                                                                                 ----------------
Total assets ................................................................          30,329,888

Liabilities
Accrued management fee ......................................................              23,894
Payable for investments purchased ...........................................             694,480
Payable for Portfolio shares redeemed .......................................              69,724
Other payables and accrued expenses .........................................              38,761
                                                                                 ----------------
Total liabilities ...........................................................             826,859
                                                                                 ----------------
Net assets, at market value .................................................    $     29,503,029
                                                                                 ================
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ..................................                 899
Net unrealized appreciation (depreciation) on:
Investments .................................................................           5,745,592
Foreign currency related transactions .......................................                 534
Accumulated net realized gain (loss) ........................................             121,099
Paid-in capital .............................................................          23,634,905
                                                                                 ----------------
Net assets, at market value .................................................    $     29,503,029
                                                                                 ================
Class A
Netasset value, offering and redemption price per share
   ($25,494,878 / 3,172,540 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .....................               $8.04
                                                                                            =====
Class B
Netasset value, offering and redemption price per share
   ($4,008,151 / 500,409 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .....................               $8.01
                                                                                            =====

    The accompanying notes are an integral part of the financial statements.

                  GLOBAL DISCOVERY PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $18,605) .......................     $        215,047
Interest ...................................................................              107,564
                                                                                 ----------------
                                                                                          322,611
Expenses:
Management fee .............................................................              237,980
Trustees' fees and expenses ................................................               17,066
Accounting fees ............................................................               67,811
Custodian fees .............................................................              109,539
Distribution fees (Class B) ................................................                8,226
Registration fees ..........................................................                  230
Auditing ...................................................................                3,368
Shareholder reports and other ..............................................                  886
                                                                                 ----------------
Total expenses before reductions ...........................................              445,106
Expense reductions .........................................................              (16,484)
                                                                                 ----------------
Expenses, net ..............................................................              428,622
                                                                                 ----------------
Net investment income ......................................................             (106,011)
                                                                                 ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ................................................................              517,540
Foreign currency related transactions ......................................               (2,774)
                                                                                 ----------------
                                                                                          514,766
Net unrealized appreciation (depreciation) during the period on:
Investments ................................................................            3,280,648
Foreign currency related transactions ......................................                 (770)
                                                                                 ----------------
                                                                                        3,279,878
                                                                                 ----------------
Net gain (loss) on investment transactions .................................            3,794,644
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ............     $      3,688,633
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Years Ended December 31,

Increase (Decrease) in Net Assets                                         1998              1997
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....................................   $     (106,011)   $      (84,494)
Net realized gain (loss) from investment transactions ............          514,766           255,396
Net unrealized appreciation (depreciation) on  investment
   transactions during the period ................................        3,279,878         1,789,460
                                                                     --------------    --------------
Net increase (decrease) in net assets resulting from operations ..        3,688,633         1,960,362
                                                                     --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) ..................................         (312,453)          (56,210)
                                                                     --------------    --------------
Net investment income (Class B) ..................................          (41,745)               --
                                                                     --------------    --------------
Net realized gains from investment transactions (Class A) ........         (182,265)          (28,105)
                                                                     --------------    --------------
Net realized gains from investment transactions (Class B) ........          (24,351)               --
                                                                     --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold ........................................       18,978,160         8,909,818
Net asset value of shares issued to shareholders in
   reinvestment of distributions .................................          494,718            84,315
Cost of shares redeemed ..........................................      (14,676,750)       (9,691,134)
                                                                     --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions ..................................................        4,796,128          (697,001)
                                                                     --------------    --------------
Class B*
Proceeds from shares sold ........................................        2,431,156         2,500,974
Net asset value of shares issued to shareholders in
   reinvestment of distributions .................................           66,096                --
Cost of shares redeemed ..........................................       (1,033,311)         (322,143)
                                                                     --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions ..................................................        1,463,941         2,178,831
                                                                     --------------    --------------
Increase (decrease) in net assets ................................        9,387,888         3,357,877
Net assets at beginning of period ................................       20,115,141        16,757,264
                                                                     --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $899 and $348,103,
   respectively) .................................................   $   29,503,029    $   20,115,141
                                                                     ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ........................        2,526,754         2,647,089
                                                                     --------------    --------------
Shares sold ......................................................        2,524,146         1,316,648
Shares issued to shareholders in reinvestment of distributions ...           66,139            13,469
Shares redeemed ..................................................       (1,944,499)       (1,450,452)
                                                                     --------------    --------------
Net increase (decrease) in Portfolio shares ......................          645,786          (120,335)
                                                                     --------------    --------------
Shares outstanding at end of period ..............................        3,172,540         2,526,754
                                                                     ==============    ==============
Class B*
Shares outstanding at beginning of period ........................          314,140                --
                                                                     --------------    --------------
Shares sold ......................................................          312,746           358,842
Shares issued to shareholders in reinvestment of distributions ...            8,848                --
Shares redeemed ..................................................         (135,325)          (44,702)
                                                                     --------------    --------------
Net increase (decrease) in Portfolio shares ......................          186,269           314,140
                                                                     --------------    --------------
Shares outstanding at end of period ..............................          500,409           314,140
                                                                     ==============    ==============

*  Prior period information for Class B is from May 2, 1997
   (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

   Class A (c)
-------------------

                                                                                                  For the Period
                                                                                                    May 1, 1996
                                                                                                   (commencement
                                                                   Years Ended December 31,      of operations) to
                                                                                                   December 31,
                                                                    1998             1997              1996
                                                              ----------------------------------------------------
Net asset value, beginning of period ...........................   $ 7.08           $ 6.33             $6.00(b)
                                                                   ------           ------             -----
Income from investment operations:
Net investment income (loss) ...................................     (.03)            (.03)             (.01)
Net realized and unrealized gain (loss) on investment
  transactions .................................................     1.18              .81               .34
                                                                   ------           ------             -----
Total from investment operations ...............................     1.15              .78               .33
                                                                   ------           ------             -----
Less distributions from:
Net investment income ..........................................     (.12)            (.02)               --
Net realized gains on investment transactions ..................     (.07)            (.01)               --
                                                                   ------           ------             -----
Total distributions ............................................     (.19)            (.03)               --
                                                                   ------           ------             -----
Net asset value, end of period .................................   $ 8.04           $ 7.08            $ 6.33
                                                                   ======           ======            ======
Total Return (%) (d) ...........................................    16.44            12.38              5.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................       25               18                17
Ratio of operating expenses, net to average daily net
  assets (%) ...................................................     1.72             1.50              1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) .................................     1.79             1.79              2.32*
Ratio of net investment income (loss) to average daily net
  assets (%) ...................................................     (.40)            (.44)             (.13)*
Portfolio turnover rate (%) ....................................    54.37            83.16             50.31*

(a) Based on monthly average shares outstanding during the period.
(b) Original capital.
(c) On May 2, 1997 existing shares were designated as Class A shares.
(d) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized

                           GLOBAL DISCOVERY PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

    Class B
---------------

                                                                                                  For the Period
                                                                                                    May 2, 1997
                                                                                                   (commencement
                                                                                                of sale of Class B
                                                                                  Year Ended        shares) to
                                                                                 December 31,      December 31,
                                                                                    1998               1997
                                                                               -----------------------------------
Net asset value, beginning of period ...........................................    $ 7.07            $ 6.20
                                                                                    ------            ------
Income from investment operations:
Net investment loss ............................................................      (.05)             (.04)
Net realized and unrealized gain (loss) on investment transactions .............      1.18               .91
                                                                                    ------            ------
Total from investment operations ...............................................      1.13               .87
                                                                                    ------            ------
Less distributions from:
Net investment income ..........................................................      (.12)               --
Net realized gains on investment transactions ..................................      (.07)               --
                                                                                    ------            ------
Total distributions ............................................................      (.19)               --
                                                                                    ------            ------
Net asset value, end of period .................................................    $ 8.01            $ 7.07
                                                                                    ======            ======
Total Return (%) (b) ...........................................................     16.18             14.03**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................         4                 2
Ratio of operating expenses, net to average daily net assets (%) ...............      1.98              1.75
Ratio of operating expenses, before reductions, to average daily
  net assets (%) ...............................................................      2.04              2.00*
Ratio of net investment loss to average daily net assets (%) ...................      (.69)             (.89)*
Portfolio turnover rate (%) ....................................................     54.37             83.16

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized

                             INTERNATIONAL PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1998

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 5.1%
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5% to be repurchased at $26,041,459 on 1/4/1999, collateralized by a $25,830,000
   U.S. Treasury Note, 3.625%, 1/15/2008 (Cost $26,027,000) ........................  26,027,000         26,027,000
                                                                                                        -----------
COMMON STOCKS 94.9%
-------------------------------------------------------------------------------------------------------------------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------
Argentina 0.7%
YPF SA "D" (ADR) (Petroleum company) ...............................................     120,800          3,374,850
                                                                                                        -----------
Australia 1.5%
AMP Ltd.* (Life insurance, annuities, pensions, other financial services) ..........      87,800          1,112,394
Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel) ...................     396,300          2,918,846
WMC Ltd. (Mineral exploration and production) ......................................     813,583          2,452,933
Woodside Petroleum Ltd. (Major oil and gas producer) ...............................     298,500          1,335,322
                                                                                                        -----------
                                                                                                          7,819,495
                                                                                                        -----------
Canada 1.2%
Canadian National Railway Co. (Railroad operator) ..................................     120,800          6,289,202
                                                                                                        -----------
China 0.6%
Anhui Expressway Co., Ltd. "H" (Developer and manager of toll highways in Anhui
   province) .......................................................................   3,340,900            379,471
China Telecommunications Ltd.* (Telecommunication services) ........................     265,500            459,200
GZI Transport Ltd. (Developer and operator of toll highways in Guangdong
   Province) .......................................................................     757,400            148,594
Jiangsu Expressway Co., Ltd. "H" (Builder and manager of the Shanghai-Nanjing
   expressway) .....................................................................   2,452,300            538,091
Shenzhen Expressway Co. "H" (Highway developer) ....................................   2,596,400            603,222
Sichuan Expressway Co. "H" (Developer of toll roads, bridges and tunnels) ..........   3,027,000            265,677
Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ...............   2,668,700            540,794
                                                                                                        -----------
                                                                                                          2,935,049
                                                                                                        -----------
Denmark 0.3%
Unidanmark A/S "A" (Registered) (Bank holding company) .............................      17,000          1,535,923
                                                                                                        -----------
Finland 3.6%
Fortum Corp.* (Provider of a full range of energy related services) ................     340,200          2,068,308
Nokia Corp. "A" (Manufacturer of telecommunication systems and equipment) ..........      88,900         10,809,681
Pohjola Insurance Co., Ltd. "B" (Insurance company) ................................     102,000          5,561,145
                                                                                                        -----------
                                                                                                         18,439,134
                                                                                                        -----------
France 16.1%
AXA SA (Insurance group providing insurance, finance and real estate services) .....      43,668          6,326,432
Accor SA (Catering, hotels, travel services) .......................................      34,264          7,415,389
Carrefour SA (Hypermarket operator and food retailer) ..............................       3,128          2,360,406
Christian Dior (Leading fashion house) .............................................      28,741          3,176,880
Compagnie Generale des Etablissements Michelin "B" (Registered) (Leading tire
   manufacturer) ...................................................................      79,972          3,196,877
Credit Commercial de France (Bank) .................................................      35,926          3,334,930
Etablissements Economiques du Casino Guichard-Perrachon SA (pfd.) (Operator of
   supermarkets and convenience stores) ............................................      71,350          4,581,408
France Telecom SA (Telecommunication services) .....................................         409             32,480
Groupe Danone (Producer of packaged foods and beverages) ...........................      13,285          3,801,824
L'Air Liquide (Leading producer of industrial gases) ...............................      14,734          2,701,189
LVMH (Louis Vuitton Moet Hennessy) SA (Producer of wines, spirits and luxury
   products) .......................................................................      22,861          4,522,316
Lagardere S.C.A. (Holding company with interests in publishing, defense,
   audiovisual production and services, telecommunications and media) ..............     148,595          6,312,165

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Pernod Ricard (Manufacturer of spirits, whiskey, wines, and fruit juices) ..........      24,548          1,593,798
Rhone-Poulenc SA "A" (Medical, agricultural and consumer chemicals) ................      95,683          4,921,916
STMicroelectronics* (Designer, developer, manufacturer and marketer of
   semiconductor integrated circuits) ..............................................      41,214          3,243,456
Societe BIC SA (Manufacturer of office supplies) ...................................      40,872          2,266,199
Societe Nationale Elf Aquitaine (Petroleum company) ................................      51,276          5,924,574
Suez Lyonnaise des Eaux SA (Water utility) .........................................      39,143          8,037,232
Thomson CSF (Manufacturer of aerospace systems and industrial electronics
   products) .......................................................................     130,575          5,605,080
Valeo SA (Automobile and truck components manufacturer) ............................      39,966          3,148,100
                                                                                                        -----------
                                                                                                         82,502,651
                                                                                                        -----------
Germany 18.7%
Allianz AG (Registered) (Multi-line insurance company) .............................      21,505          7,883,575
BASF AG (Leading international chemical producer) ..................................     138,445          5,282,956
Bayerische Vereinsbank AG (Commercial bank) ........................................      72,583          5,683,135
Deutsche Telekom AG (Telecommunication services) ...................................     278,938          9,171,298
Deutsche Telekom AG (ADR) ..........................................................      25,300            828,575
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) .......      16,771          1,242,706
Hoechst AG (Chemical producer) .....................................................     220,939          9,159,948
Mannesmann AG (Diversified construction and technology company) ....................      83,154          9,529,258
Metro AG (Operator of building, clothing and food stores and supermarkets) .........      93,556          7,465,619
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) .........................      15,457          7,484,130
Muenchener Rueckversicherungs-Gesellschaft AG Warrants* (expire 6/3/2002) ..........         695             32,317
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ...........      67,870          3,715,808
SAP AG (pfd.) (Computer software manufacturer) .....................................      11,574          5,522,076
Schering AG (Pharmaceutical and chemical producer) .................................      60,843          7,638,686
Siemens AG (Leading electrical engineering and electronics company) ................      59,230          3,820,259
VEBA AG (Electric utility, distributor of oil and chemicals) .......................     120,102          7,184,358
VIAG AG (Provider of electrical power and natural gas services, aluminum
   products, chemicals, ceramics and glass) ........................................       7,239          4,243,417
                                                                                                        -----------
                                                                                                         95,888,121
                                                                                                        -----------
Hong Kong 3.5%
Cheung Kong Holdings Ltd. (Real estate company) ....................................     531,700          3,825,995
Citic Pacific Ltd. (Diversified holding company) ...................................   1,428,200          3,078,494
Cosco Pacific Ltd. (Investment holding company) ....................................   1,297,400            535,867
Hong Kong & China Gas Co., Ltd. (Gas utility) ......................................         591                751
Hong Kong & China Gas Co., Ltd. Warrants* (expire 9/30/1999) .......................          26                  2
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ...............     409,200          2,891,695
Kerry Properties, Ltd. (Real estate company) .......................................   1,129,251            925,544
New World Development Co., Ltd. (Property investment and development,
   construction and engineering, hotels and restaurants, telecommunications) .......   1,368,392          3,444,117
New World Infrastructure Ltd.* (Investment and operation of infrastructure
   projects) .......................................................................   1,106,800          1,628,571
Sun Hung Kai Properties Ltd. (Real estate developer and finance company) ...........     194,000          1,414,761
                                                                                                        -----------
                                                                                                         17,745,797
                                                                                                        -----------
Italy 7.4%
Arnoldo Mondadori Editore SpA (Book publisher) .....................................     125,000          1,651,799
Banca Commerciale Italiana SpA (Commercial bank) ...................................     508,900          3,508,594
Banca Nazionale del Lavoro* (Universal bank) .......................................     979,800          2,930,215
Banca di Roma SpA* (Commercial and savings bank) ...................................     942,800          1,596,516
Finmeccanica SpA (Designer and developer of commercial aircraft, space systems
   and air defense systems) ........................................................   3,565,200          3,650,368
Gruppo Editoriale L'Espresso (Publisher) ...........................................     180,000          1,578,470
Istituto Bancario San Paolo di Torino (Commercial bank) ............................     107,100          1,891,334
Istituto Nazionale delle Assicurazione (Insurance company) .........................   1,004,500          2,651,734
La Rinascente SpA (Department store chain) .........................................     158,200          1,626,011
Olivetti SpA (Manufacturer of office and computer equipment and office
   furnishings) ....................................................................   1,127,700          3,921,545

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Seat Pagine Gialle SpA (Publisher of telecommunications directories and provider
   of advertising services) ........................................................   4,611,000          3,541,560
Telecom Italia SpA (Telecommunications, electronics and network construction) ......   1,016,000          8,663,804
Unione Immobiliare SpA* (Owner of a portfolio of real estate) ......................     892,600            465,329
                                                                                                        -----------
                                                                                                         37,677,279
                                                                                                        -----------
Japan 11.6%
Canon Inc. (Leading producer of visual image and information equipment) ............      78,000          1,668,024
Chugoku Electric Power Co., Inc. (Distributes and sells electricity) ...............      63,000          1,151,997
Daiwa Securities Co., Ltd. (Brokerage and other financial services) ................     596,000          2,037,156
Fujitsu Ltd. (Leading manufacturer of computers) ...................................     314,000          4,184,628
Kyushu Electric Power Co. (Provider of electricity) ................................      62,000          1,180,377
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
   electronic products) ............................................................     209,000          3,699,557
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery
   parts) ..........................................................................     213,000          2,440,645
Murata Manufacturing Co., Ltd. (Leading maker of ceramic capacitors and filters) ...      75,000          3,114,761
NTT Mobile Communication Network, Inc. (Provider of various telecommunication
   services and equipment) .........................................................         105          4,323,475
Nichiei Co., Ltd. (Finance company for small and medium-sized firms) ...............      22,900          1,825,024
Nikko Securities Co., Ltd. (Leading securities broker and dealer) ..................     660,000          1,840,963
Nintendo Co., Ltd. (Game equipment manufacturer) ...................................      25,700          2,491,942
Nippon Telegraph & Telephone Corp. (Leading telecommunications company) ............         256          1,976,729
Sony Corp. (Consumer electronic products manufacturer) .............................      22,000          1,603,294
Sumitomo Electric Industries, Ltd. (Leading manufacturer of electric wires and
   cables) .........................................................................     144,000          1,620,685
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ........................      45,000          4,116,267
Taisho Pharmaceutical Co., Ltd. (Pharmaceutical company) ...........................     105,000          2,891,614
Teijin Ltd. (Manufacturer of polyester products) ...................................     629,000          2,317,046
Tokyo Electric Power Co. (Electric utility) ........................................     104,400          2,579,261
Tokyo Electron Ltd. (Leading semiconductor production equipment manufacturer) ......      87,000          3,304,968
Toshiba Corp. (General electronics manufacturer) ...................................     902,000          5,375,418
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) ........     119,000          3,835,650
                                                                                                        -----------
                                                                                                         59,579,481
                                                                                                        -----------
Netherlands 5.0%
AEGON Insurance Group NV (Insurance company) .......................................      42,112          5,169,840
Akzo Nobel N.V. (Producer and marketer of healthcare products, coatings,
   chemicals and fibers) ...........................................................      90,320          4,111,137
Elsevier NV (International publisher of scientific, professional, business, and
   consumer information books) .....................................................     282,990          3,962,222
Heineken Holding NV "A" (Producer and distributor of beers, spirits, wines, soft
   drinks) .........................................................................     154,387          7,397,162
Koninklijke Ahold NV (International food retailer) .................................      74,080          2,736,985
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) ................      41,500          2,065,721
                                                                                                        -----------
                                                                                                         25,443,067
                                                                                                        -----------

Sweden 0.3%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) .......     122,700          1,613,567
                                                                                                        -----------
Switzerland 5.2%
Clariant AG (Registered) (Manufacturer of color chemicals) .........................       3,770          1,763,711
Nestle SA (Registered) (Food manufacturer) .........................................       3,825          8,334,001
Novartis AG (Registered) (Pharmaceutical company) ..................................       4,718          9,282,664
Swisscom AG* (Operator of telecommunication networks and network application
   services) .......................................................................      16,650          6,976,426
                                                                                                        -----------
                                                                                                         26,356,802
                                                                                                        -----------
Taiwan 2.1%
Asustek Computer Inc. (Manufacturer of computer mainboards, audio/video cards
   and network cards) ..............................................................     108,000          1,008,939
China Development Corp. (Leading venture capital firm and investment bank) .........     771,000          1,411,825
Compal Electronics Inc. (Manufacturer and marketer of notebook computers and
   color monitors) .................................................................     666,028          2,170,482

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Far East Textile Ltd. (Manufacturer of natural and synthetic textile products) .....   2,596,000          2,119,019
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic connectors,
   cable assemblies and memory chips) ..............................................     318,000          1,756,797
Siliconware Precision Industries Co. (Manufacturer of packaging for integrated
   circuits) .......................................................................   1,233,000          2,181,285
                                                                                                        -----------
                                                                                                         10,648,347
                                                                                                        -----------
United Kingdom 17.1%
BOC Group PLC (Producer of industrial gases) .......................................     447,470          6,421,950
British Airways PLC (Provider of passenger and cargo airline services) .............     235,919          1,624,260
British Petroleum PLC (Major integrated world oil company) .........................     327,350          4,877,671
Carlton Communications PLC (Television post production products and services) ......     294,320          2,711,576
Enterprise Oil PLC (Oil and gas exploration and production) ........................     264,967          1,299,888
General Electric Co., PLC (Manufacturer of power, communications and defense
   equipment and other various electrical components) ..............................     795,771          7,212,350
Glaxo Wellcome PLC (Pharmaceutical company) ........................................     229,020          7,891,423
Imperial Chemical Industries PLC (Leading international chemical producer) .........     463,762          4,021,996
Lasmo PLC (Oil production and exploration) .........................................     887,010          1,475,097
Monument Oil and Gas PLC (Oil and gas exploration and production company) ..........   1,347,443            784,279
Orange PLC* (Operator of digital mobile telephone network) .........................     720,045          8,262,299
Pearson PLC (Diversified media and entertainment holding company) ..................     318,320          6,335,771
Reed International PLC (Publisher of scientific, professional and business to
   business materials) .............................................................     242,024          1,923,882
Reuters Group PLC (International news agency) ......................................     885,012          9,345,770
Rio Tinto PLC (Mining and finance company) .........................................     581,016          6,763,606
Shell Transport & Trading PLC (Registered) (Part owner of Royal Dutch Shell Co.) ...     848,950          5,223,673
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .....     569,770          7,904,179
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products and
   specialty chemicals) ............................................................      83,418          3,637,346
                                                                                                        -----------
                                                                                                         87,717,016
                                                                                                        -----------
Total Common Stocks (Cost $394,085,935) ............................................                    485,565,781
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $420,112,935) (a) .......................                    511,592,781
                                                                                                        ===========
-------------------------------------------------------------------------------------------------------------------

 *    Non-income producing security.

(a) At December 31, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $420,171,984 was as follows:

      Aggregate gross unrealized appreciation for all
         investments in which there is an excess of
         market value over tax cost ...........................    $ 111,585,798

      Aggregate gross unrealized depreciation for all
         investments in which there is an excess of
         tax cost over market value ...........................       20,165,001
                                                                   -------------
      Net unrealized appreciation .............................    $  91,420,797
                                                                   =============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1998, aggregated $320,367,522 and $326,024,316, respectively.

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $420,112,935) ......................     $    511,592,781
Foreign currency, at market (cost $1,479,354) ..............................            1,480,169
Foreign taxes recoverable ..................................................              752,561
Dividend and interest receivable ...........................................              130,218
Receivable for Portfolio shares sold .......................................              227,837
Other assets ...............................................................                4,966
                                                                                 ----------------
Total assets ...............................................................          514,188,532

Liabilities
Due to custodian bank ......................................................               31,220
Payable for investments purchased ..........................................              642,554
Payable for Portfolio shares redeemed ......................................            1,483,929
Unrealized depreciation on forward currency exchange contracts .............            2,336,560
Accrued management fee .....................................................              370,291
Other payables and accrued expenses ........................................              132,460
                                                                                 ----------------
Total liabilities ..........................................................            4,997,014
                                                                                 ----------------
Net assets, at market value ................................................     $    509,191,518
                                                                                 ================
Net Assets
Net assets consist of:
Undistributed net investment income (loss) .................................            2,705,077
Net unrealized appreciation (depreciation) on:
Investments ................................................................           91,479,846
Foreign currency related transactions ......................................           (2,284,666)
Accumulated net realized gain ..............................................           52,424,028
Paid-in capital ............................................................          364,867,233
                                                                                 ----------------
Net assets, at market value ................................................     $    509,191,518
                                                                                 ================
Class A
Net asset value, offering and redemption price per share
   ($508,823,849 / 34,950,563 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..........               $14.56
                                                                                           ======
Class B
Net asset value, offering and redemption price per share
   ($367,669 / 25,342 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ....................               $14.51
                                                                                           ======

    The accompanying notes are an integral part of the financial statements.

                    INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $986,661) ......................     $      7,756,698
Interest (net of foreign taxes withheld of $986) ...........................            1,575,336
                                                                                 ----------------
                                                                                        9,332,034
Expenses:
Management fee .............................................................            4,168,595
Custodian fees .............................................................              404,917
Accounting fees ............................................................              373,527
Distribution fees (Class B) ................................................                  899
Trustees' fees and expenses ................................................               17,494
Auditing ...................................................................               10,486
Legal ......................................................................               21,279
Shareholder reports and other ..............................................               17,423
                                                                                 ----------------
                                                                                        5,014,620
                                                                                 ----------------
Net investment income ......................................................            4,317,414
                                                                                 ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ................................................................           52,271,747
Foreign currency related transactions ......................................             (353,813)
                                                                                 ----------------
                                                                                       51,917,934
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ................................................................           27,048,495
Foreign currency related transactions ......................................           (2,261,423)
                                                                                 ----------------
                                                                                       24,787,072
                                                                                 ----------------
Net gain on investment transactions ........................................           76,705,006
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ............     $     81,022,420
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Years Ended December 31,

Increase (Decrease) in Net Assets                                       1998              1997
-----------------------------------------------------------------------------------------------------
Operations:
Net investment income ..........................................   $    4,317,414    $    7,360,580
Net realized gain (loss) from investment transactions ..........       51,917,934       125,615,265
Net unrealized appreciation (depreciation) on investment
   transactions during the period ..............................       24,787,072       (70,385,972)
                                                                   --------------    --------------
Net increase in net assets resulting from operations ...........       81,022,420        62,589,873
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) ................................       (7,697,972)      (11,550,387)
                                                                   --------------    --------------
Net investment income (Class B) ................................           (6,202)               --
                                                                   --------------    --------------
Net realized gains from investment transactions (Class A) ......      (50,628,971)       (6,050,202)
                                                                   --------------    --------------
Net realized gains from investment transactions (Class B) ......          (42,421)               --
                                                                   --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold ......................................      821,855,468       326,908,941
Net asset value of shares issued to shareholders in
   reinvestment of distributions ...............................       58,326,944        17,600,589
Cost of shares redeemed ........................................     (820,883,462)     (688,657,725)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions ................................................       59,298,950      (344,148,195)
                                                                   --------------    --------------
Class B*
Proceeds from shares sold ......................................           34,594           365,304
Net asset value of shares issued to shareholders in
   reinvestment of dividends ...................................           48,623                --
Cost of shares redeemed ........................................          (75,383)           (7,040)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions ................................................            7,834           358,264
                                                                   --------------    --------------
Increase (decrease) in net assets ..............................       81,953,638      (298,800,647)
Net assets at beginning of period ..............................      427,237,880       726,038,527
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $2,705,077 and $7,228,444,
   respectively) ...............................................   $  509,191,518    $  427,237,880
                                                                   ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ......................       30,264,570        54,809,210
                                                                   --------------    --------------
Shares sold ....................................................       59,000,919        23,224,538
Shares issued to shareholders in reinvestment of
   distributions ...............................................        4,388,784         1,330,354
Shares redeemed ................................................      (58,703,710)      (49,099,532)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares ....................        4,685,993       (24,544,640)
                                                                   --------------    --------------
Shares outstanding at end of period ............................       34,950,563        30,264,570
                                                                   ==============    ==============
Class B*
Shares outstanding at beginning of period ......................           24,670                --
                                                                   --------------    --------------
Shares sold ....................................................            2,526            25,146
Shares issued to shareholders in reinvestment of
   distributions ...............................................            3,664                --
Shares redeemed ................................................           (5,518)             (476)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares ....................              672            24,670
                                                                   --------------    --------------
Shares outstanding at end of period ............................           25,342            24,670
                                                                   ==============    ==============

* Prior period information for Class B is from May 8, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

     Class A (b)
---------------------

                                                                                 Years Ended December 31,
                                                                  ----------------------------------------------------------
                                                                    1998        1997       1996        1995        1994
                                                                  ----------------------------------------------------------
Net asset value, beginning of period .........................    $ 14.11     $ 13.25    $ 11.82     $ 10.69     $ 10.85
                                                                  -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ........................................        .13         .14        .12         .11         .06
Net realized and unrealized gain (loss) on investment
  transactions ...............................................       2.29        1.04       1.60        1.07        (.15)
                                                                  -------     -------    -------     -------     -------
Total from investment operations .............................       2.42        1.18       1.72        1.18        (.09)
                                                                  -------     -------    -------     -------     -------
Less distributions:
From net investment income ...................................       (.26)       (.21)      (.29)       (.01)       (.07)
From net realized gains on investment transactions ...........      (1.71)       (.11)        --        (.04)         --
                                                                  -------     -------    -------     -------     -------
Total distributions ..........................................      (1.97)       (.32)      (.29)       (.05)       (.07)
                                                                  -------     -------    -------     -------     -------
Net asset value, end of period ...............................    $ 14.56     $ 14.11    $ 13.25     $ 11.82     $ 10.69
                                                                  =======     =======    =======     =======     =======
Total Return (%) .............................................      18.49        9.07      14.78       11.11        (.85)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................        509         427        726         548         472
Ratio of operating expenses to average daily net
  assets (%) .................................................       1.04        1.00       1.05        1.08        1.08
Ratio of net investment income to average daily net
  assets (%) .................................................        .90         .94        .95         .95         .57
Portfolio turnover rate (%) ..................................      70.65       61.35      32.63       45.76       33.52

(a) Based on monthly average shares outstanding during the period.
(b) On May 8, 1997, existing shares were designated as Class A shares.

                             INTERNATIONAL PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

    Class B
---------------

                                                                                                  For the Period
                                                                                                    May 8, 1997
                                                                                                   (commencement
                                                                                                of sale of Class B
                                                                                 Year Ended         shares) to
                                                                                 December 31,      December 31,
                                                                                     1998              1997
                                                                               -----------------------------------
Net asset value, beginning of period .........................................      $14.08            $13.76
                                                                                    ------            ------
Income from investment operations:
Net investment income (loss) .................................................         .10              (.00)(b)
Net realized and unrealized gain (loss) on investment transactions ...........        2.29               .32
                                                                                    ------            ------
Total from investment operations .............................................        2.39               .32
                                                                                    ------            ------
Less distributions:
From net investment income ...................................................        (.25)               --
From net realized gains on investment transactions ...........................       (1.71)               --
                                                                                    ------            ------
Total distributions ..........................................................       (1.96)               --
                                                                                    ------            ------
Net asset value, end of period ...............................................      $14.51            $14.08
                                                                                    ======            ======
Total Return (%) .............................................................       18.28              2.33**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................................         .37               .35
Ratio of operating expenses to average daily net assets (%) ..................        1.28              1.24*
Ratio of net investment income to average daily net assets (%) ...............         .69              (.00)(b)*
Portfolio turnover rate (%) ..................................................       70.65             61.35**

(a) Based on monthly average shares outstanding during the period.
(b) Amount shown is less than one half of .005.
*   Annualized
**  Not annualized

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                         NOTES TO FINANCIAL STATEMENTS

A. Significant Accounting Policies
-------------------------------------------------------------------------------

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes of Shares of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other Portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:
Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities, other than money market instruments, purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Options. The non-money market Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the

                         NOTES TO FINANCIAL STATEMENTS

Portfolio if the option is exercised. During the period, the Bond and Balanced Portfolios purchased put options on U.S. Treasury Bonds as a hedge against potential adverse price movements in the value of each portfolio's assets. In addition, during the period, the Bond and Balanced Portfolios purchased call options on U.S. Treasury Bonds as a temporary substitute for purchasing selected investments.

If the Portfolio writes an option and the option expires unexercised, the Portfolio will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Portfolio elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Portfolio purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Portfolio elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Portfolio upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Portfolio's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond and Balanced Portfolios sold interest rate futures to hedge against declines in the value of portfolio securities. Also, during the period, the Bond and Balanced Portfolios purchased interest rate futures to manage the duration of each Portfolio.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                         NOTES TO FINANCIAL STATEMENTS

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Capital Growth Portfolio, the Growth and Income Portfolio, the Global Discovery Portfolio and the International Portfolio utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. In addition, the International Portfolio utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the Global Discovery Portfolio and the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold

                         NOTES TO FINANCIAL STATEMENTS


at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B. Ownership of the Portfolios
-------------------------------------------------------------------------------

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 45% and 43%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 37%, 27%, and 11%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 47%, 30% and 11%, respectively.

Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 66% and 14%, respectively. One Participating Insurance Company was owner of record of 98% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 20%, respectively. One Participating Insurance Company was owner of record of 99% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 75% and 14%, respectively. One Participating Insurance Company was owner of record of 99% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 19%, and 17%, respectively. One Participating Insurance Company was owner of record of 98% of the total outstanding Class B shares of the Portfolio.

C. Related Parties
-------------------------------------------------------------------------------

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .975% for the Global Discovery Portfolio, .475% for the first $500,000,000, .450% for the next $500,000,000, and .425% over $1,000,000,000 for the Capital Growth Portfolio, and .875% for the first $500,000,000, .725% over $500,000,000 for the
International Portfolio, computed and accrued daily and payable monthly. As manager of the assets of each Portfolio, the Adviser directs the investments of the Portfolios in accordance with their investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. During the period ended

                         NOTES TO FINANCIAL STATEMENTS

December 31, 1998, the Adviser reimbursed the Capital Growth Portfolio $443,472 for losses incurred in connection with equity securities trading.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 1998, the Adviser had agreed to waive all or part of its fees for the Global Discovery Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolio's expenses would have been maintained at 1.50% of average annual net assets.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the year ended December 31, 1998 are detailed in each Portfolio's statement of operations.

D. Commitments
-------------------------------------------------------------------------------

As of December 31, 1998, the International Portfolio had entered into the following forward currency exchange contract resulting in net unrealized depreciation of $2,336,560.


        Contracts to Deliver         In Exchange for            Settlement Date           Net Unrealized
                                                                                           Appreciation
                                                                                      (Depreciation) (U.S.$)
      -------------------------   -----------------------   ------------------------  ------------------------

      JPY      1,651,637,840      USD         12,400,000             3/4/1999                (2,336,560)


E. Lines of Credit
-------------------------------------------------------------------------------

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

                     SCUDDER VARIABLE LIFE INVESTMENT FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Scudder Variable Life Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A) at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights, for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 11, 1999

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                                TAX INFORMATION


The Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Global Discovery Portfolio, and International Portfolio paid distributions of $.475, $.02, $.95, $.71, $.07 and $1.43 per share, respectively, from net long-term capital gains during the year ended December 31, 1998.

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Global Discovery Portfolio, and International Portfolio designate $13,500,000, $460,000, $100,000,000, $15,000,000, $383,000, and $52,600,000, respectively, as capital gain dividends for the year ended December 31, 1998, of which 100% represents 20% rate gains.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 1998 which qualify for the dividends received deduction for corporations are as follows: Balanced Portfolio 16%, Capital Growth Portfolio 64%, and Growth and Income Portfolio 100%.

                             MONEY MARKET PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Money Market Portfolio, was held on December 16, 1998, at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        161,046,211         2,774,547         4,403,587             0


2.  To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        155,290,161         6,986,348         5,947,836             0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                                 BOND PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Bond Portfolio, was held on December 16, 1998, at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        13,939,671           414,853           469,643              0


2.  To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        13,380,431           836,172           607,564              0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                               BALANCED PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Balanced Portfolio, was held on December 16, 1998, at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         9,461,864           271,822           401,216              0


2.  To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         9,138,975           541,648           454,279              0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           GROWTH AND INCOME PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Growth and Income Portfolio, was held on December 16, 1998, at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        15,525,438           474,642           661,152              0


2.  To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        14,737,807           902,321          1,021,104             0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                            CAPITAL GROWTH PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Capital Growth Portfolio, was held on December 16, 1998, at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        34,761,952           922,635          1,144,921             0


2.  To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        33,239,479          1,884,560         1,705,469             0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           GLOBAL DISCVOERY PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Global Discovery Portfolio, was held on December 16, 1998, at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         3,130,046           153,965           101,728              0


2.  To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         3,063,212           196,489           126,038              0





* Broker non-votes are proxies received by the Fund from brokers or nominees
----------------------------------------------------------------------------
  when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                             INTERNATIONAL PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, International Portfolio, was held on December 16, 1998, at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        33,507,697           652,824          1,058,911             0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        32,369,178          1,493,385         1,356,869             0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                 (This page intentionally left blank.)

                                  (blank page)

About the Fund's Adviser
--------------------------------------------------------------------------------

                          Scudder Kemper Investments, Inc., is one of the
                       largest and most experienced investment management organizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

                          Scudder Kemper Investments has a rich heritage of
                       innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

                          Scudder Kemper Investments, Inc., the global asset
                       management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


An investment in the Money Market Portfolio is neither insured nor guaranteed by the United
States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or
accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER           (logo)